Exhibit 4.1

EIGHTH SUPPLEMENTAL INDENTURE

GILEAD SCIENCES, INC.

AND

WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE

Eighth Supplemental Indenture

Dated as of September 30, 2020

Supplementing the Indenture

Dated as of March 30, 2011

Floating Rate Notes due 2021
Floating Rate Notes due 2023
0.750% Senior Notes due 2023

1.200% Senior Notes due 2027

1.650% Senior Notes due 2030

2.600% Senior Notes due 2040

2.800% Senior Notes due 2050

THIS EIGHTH SUPPLEMENTAL INDENTURE, is entered into as of September 30, 2020 (this “Eighth Supplemental Indenture”) by and between Gilead Sciences, Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company”), and Wells Fargo Bank, National Association, a national banking association, as Trustee (herein called the “Trustee”).

RECITALS:

WHEREAS, the Company and the Trustee have heretofore executed and delivered an Indenture, dated as of March 30, 2011 (as heretofore supplemented, the “Base Indenture” and, together with this Eighth Supplemental Indenture, the “Indenture”), providing for the issuance from time to time of the Company’s debentures, notes or other evidences of indebtedness (herein and therein called the “Securities”), to be issued in one or more series as provided in the Base Indenture;

WHEREAS, Section 12.1 of the Base Indenture permits the Company and the Trustee to enter into an indenture supplemental to the Base Indenture to establish the form and terms of any series of Securities;

WHEREAS, Section 2.1 of the Base Indenture permits the form of Securities of any series to be established in an indenture supplemental to the Base Indenture;

WHEREAS, Section 3.1 of the Base Indenture permits certain terms of any series of Securities to be established pursuant to an indenture supplemental to the Base Indenture;

WHEREAS, pursuant to Sections 2.1 and 3.1 of the Base Indenture, the Company desires to provide for the establishment of seven new series of Securities under the Base Indenture, the form and substance of such Securities and the terms, provisions and conditions thereof to be set forth as provided in the Base Indenture and this Eighth Supplemental Indenture; and

WHEREAS, all things necessary to make this Eighth Supplemental Indenture a valid agreement of the Company, in accordance with its terms, have been done.

NOW, THEREFORE, for and in consideration of the foregoing and the purchase of the Securities of seven new series established by this Eighth Supplemental Indenture by the holders thereof (the “Holders”), it is mutually agreed, for the equal and proportionate benefit of all such Holders, as follows:

Article 1

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01       Relation to Base Indenture. This Eighth Supplemental Indenture constitutes a part of the Base Indenture (the provisions of which, as modified by this Eighth Supplemental Indenture, shall apply to each series of Notes (as defined in Section 8.01(a))) in respect of such series of Notes but shall not modify, amend or otherwise affect the Base Indenture insofar as it relates to any other series of Securities or modify, amend or otherwise affect in any manner the terms and conditions of the Securities of any other series.

Section 1.02       Definitions. For all purposes of this Eighth Supplemental Indenture, the capitalized terms used herein (i) which are defined in this Section 1.02 have the respective meanings assigned hereto in this Section 1.02 and (ii) which are defined in the Base Indenture (and which are not defined in this Section 1.02) have the respective meanings assigned thereto in the Base Indenture. For all purposes of this Eighth Supplemental Indenture:

(a)               Unless the context otherwise requires, any reference to an Article or Section refers to an Article or Section, as the case may be, of this Eighth Supplemental Indenture;

(b)               The words “herein,” “hereof” and “hereunder” and words of similar import refer to this Eighth Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision;

(c)               Headings are for convenience of reference only and do not affect interpretations; and

(d)               The terms defined in this Section 1.02(d) have the meanings assigned to them in this Section and include the plural as well as the singular:

“Acquisition” means (i) the tender offer by the Company and Maui Merger Sub to purchase all of the outstanding shares of common stock, par value $0.01 per share, of Immunomedics, as such tender offer may be amended from time to time, and (ii) the subsequent merger following the consummation of the tender offer, of Maui Merger Sub with and into Immunomedics pursuant to Section 251(h) of the Delaware General Corporation Law, with Immunomedics surviving the merger as a wholly owned subsidiary of the Company.

“Benchmark” means, initially, three-month LIBOR; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to three-month LIBOR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Benchmark Replacement” means the Interpolated Benchmark with respect to the then-current Benchmark, plus the Benchmark Replacement Adjustment for such Benchmark; provided that if the Company (or the Designee) cannot determine the Interpolated Benchmark as of the Benchmark Replacement Date, then “Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Company (or the Designee) as of the Benchmark Replacement Date:

(1)       the sum of: (a) Term SOFR and (b) the Benchmark Replacement Adjustment;

(2)       the sum of: (a) Compounded SOFR and (b) the Benchmark Replacement Adjustment;

(3)       the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor and (b) the Benchmark Replacement Adjustment;

(4)       the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment;

(5)       the sum of: (a) the alternate rate of interest that has been selected by the Company (or the Designee) as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment.

In the event that a Benchmark Replacement is unable to be determined by the Company (or the Designee) under the foregoing enumerated provisions, or otherwise, the Benchmark Replacement in effect for the applicable period will be the same as the Benchmark in effect for the immediately preceding interest period.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company (or the Designee) as of the Benchmark Replacement Date:

(1)       the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

(2)       if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment;

(3)       the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company (or the Designee) giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar denominated floating rate notes at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Interest Period”, timing and frequency of determining rates and making payments of interest, rounding of amounts or tenors, and other administrative matters) that the Company (or the Designee) determine may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company (or the Designee) determine that adoption of any portion of such market practice is not administratively feasible or the Company (or the Designee) determine that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company (or the Designee) determine is reasonably necessary).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(1)       in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; or

(2)       in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(1)       a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that such administrator has ceased or will cease to provide the Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark;

(2)       a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; or

(3)       a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“Bloomberg page BBAM” means the display that appears on Bloomberg L.P.’s page “BBAM” or any page as may replace such page or such service (or any successor service) for the purpose of displaying the London Interbank Offered rate for U.S. dollar deposits.

“Business Day” means any day, other than a Saturday or Sunday, that is not a day on which banking institutions are authorized or required by law or regulation to close in the City of New York, or in the state in which the Corporate Trust Office is located.

“Calculation Agent” means Wells Fargo Bank, National Association, in its capacity as calculation agent for the Notes under a Calculation Agent Agreement between the Company and Wells Fargo Bank, National Association, dated the date hereof, or any successor calculation agent appointed in accordance with the terms hereof.

“Compounded SOFR” means the compounded average of SOFRs for the applicable Corresponding Tenor, with the rate, or methodology for this rate, and conventions for this rate being established by the Company (or the Designee) in accordance with the rate, or methodology for this rate, and conventions for this rate selected or recommended by the Relevant Governmental Body for determining compounded SOFR; provided that if, and to the extent that, the Company (or the Designee) determine that Compounded SOFR cannot be determined in accordance with clause (1) above, then the rate, or methodology for this rate, and conventions for this rate that have been selected by the Company (or the Designee) giving due consideration to any industry-accepted market practice for U.S. dollar denominated floating rate notes at such time. For the avoidance of doubt, the calculation of Compounded SOFR shall exclude the Benchmark Replacement Adjustment and the margin specified in this prospectus supplement.

“Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding Business Day adjustment) as the applicable tenor for the then-current Benchmark.

“Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.

“Immunomedics” means, Immunomedics, Inc., a Delaware corporation.

“Interest Period” means, with respect to a series of Floating Rate Notes, the period commencing on the applicable floating rate interest payment date (or, in the case of the initial interest period, commencing on September 30, 2020) to, but excluding, the next succeeding floating rate interest payment date, and in the case of the last such interest period, from, and including, the floating rate interest payment date immediately preceding the maturity date for the floating rate notes to, but excluding, such maturity date. The initial interest period applicable to the 2021 Floating Rate Notes is from, and including, September 30, 2020 to, but excluding, December 17, 2020. The initial interest period applicable to the 2023 Floating Rate Notes is from, and including, September 30, 2020 to, but excluding, December 29, 2020.

“Interest Reset Date” means, with respect to a series of Floating Rate Notes, for each Interest Period, other than the first Interest Period, the first day of such Interest Period subject to adjustment if any such date is not a Business Day.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“LIBOR” means the rate determined in accordance with the following provisions:

(a) With respect to a LIBOR Interest Determination Date, LIBOR will be the rate for deposits in U.S. dollars having a maturity of three months, commencing on the first day of the applicable interest period immediately following that LIBOR Interest Determination Date, that appears on the display on Bloomberg page BBAM or, if such page is not available, on the Reuters Screen LIBOR01 Page, in each case as of 11:00 A.M., London time, on that LIBOR Interest Determination Date.

(b) If LIBOR cannot be determined as described above, LIBOR will be determined as follows:

(1)       Except as provided in clause (2) below, the Company will select four major reference banks (which may include one or more of the underwriters or their affiliates) in the London interbank market and will request the principal London office of each of those four selected banks to provide the Calculation Agent with such bank’s quotation of the rate at which three-month U.S. dollar deposits, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, are offered to prime banks in the London interbank market at approximately 11:00 A.M., London time, on such LIBOR Interest Determination Date and in a principal amount of not less than $1,000,000 that is representative for a single transaction in such market at such time. The Calculation Agent shall not be obligated to solicit quotations or other rate information from the selected banks or any other bank or source.

a)       If at least two such quotations are provided, then LIBOR for such LIBOR Interest Determination Date will be the arithmetic mean of such quotations as provided to the Calculation Agent.

b)       If fewer than two quotations are provided to the Calculation Agent, then LIBOR for such LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted as of approximately 11:00 A.M. in the City of New York on such LIBOR Interest Determination Date by three major banks (which may include one or more of the underwriters or their affiliates) in the City of New York selected by the Company for three-month U.S. dollar deposits, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, and in a principal amount of not less than $1,000,000 that is representative for a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid by the Company are not quoting as mentioned in this sentence, the rate of interest in effect for the applicable period will be the same as the interest rate in effect for the immediately preceding interest period.

(2)       Notwithstanding clause (1) above, if the Company or the Designee (as defined below) determine on or prior to the relevant LIBOR Interest Determination Date that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to LIBOR (or the then-current Benchmark, as applicable), then the provisions set forth below under “Effect of Benchmark Transition Event”, which is referred to as the benchmark transition provisions, will thereafter apply to all determinations of the rate of interest payable on the floating rate notes. In accordance with the benchmark transition provisions, after a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the amount of interest that will be payable for each interest period will be an annual rate equal to the sum of the Benchmark Replacement and the margin specified in the prospectus supplement dated as of September 23, 2020 (it being understood that after a Benchmark Replacement Event occurs, such interest rate will be determined by the Company or its Designee). However, if the Company or the Designee determine that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the then-current Benchmark, but for any reason the Benchmark Replacement has not been determined as of the relevant LIBOR Interest Determination Date the interest rate for the applicable interest period will be equal to the interest rate for the immediately preceding interest period, as determined by the Company or the Designee, and the Company or its Designee, as applicable, shall promptly, but in no event later than 12:00 p.m. New York City time, the Business Day prior to each Interest Period, provide written notice of such determination to the Trustee and the Calculation Agent.

“LIBOR Interest Determination Date” means, for each Interest Reset Date, the second London Business Day preceding such Interest Reset Date each interest reset date.

“London Business Day” means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

“Maui Merger Sub” means Maui Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company.

“Merger Agreement” means the Agreement and Plan of Merger among Immunomedics, the Company and Maui Merger Sub, dated as of September 13, 2020, as it may be amended from time to time.

“Notes” has the meaning set forth in Section 8.01(a).

“Reference Time” with respect to any determination of the Benchmark means (1) if the Benchmark is three-month LIBOR, 11:00 A.M. (London time) on the LIBOR Interest Determination Date, and (2) if the Benchmark is not three-month LIBOR, the time determined by the Company (or the Designee) in accordance with the Benchmark Replacement Conforming Changes.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“Reuters Screen LIBOR01 Page” means the display designated as Reuters page “LIBOR01” on the Reuters 3000 Xtra, or such other page as may replace the LIBOR01 page on that service or such other service as may be nominated for the purpose of displaying rates or prices comparable to the London Interbank Offered rate for U.S. dollar deposits by ICE Benchmark Administration Limited (“IBA”) or its successor or such other entity assuming the responsibility of IBA or its successor in calculating the London Interbank Offered rate in the event IBA or its successor no longer does so.

“SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator), on the Federal Reserve Bank of New York’s Website.

“Special Mandatory Redemption Date” means the date that is the earlier to occur of (1) October 13, 2021, if the Acquisition has not been consummated on or prior to September 13, 2021, or (2) the 30th day (or if such day is not a Business Day, the first Business Day thereafter) following the termination of the Merger Agreement for any reason.

“Special Mandatory Redemption Notice” has the meaning set forth in Section 11.03.

“Special Mandatory Redemption Price” has the meaning set forth in Section 11.02.

“Term SOFR” means the forward-looking term rate for the applicable Corresponding Tenor based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

Article 2

GENERAL TERMS AND CONDITIONS OF THE 2021 FLOATING RATE NOTES

Section 2.01       Terms of the 2021 Floating Rate Notes. Pursuant to Sections 2.1 and 3.1 of the Base Indenture, there is hereby established a new series of Securities, the terms of which shall be as follows:

(a)               Designation. There is hereby authorized and established a new series of Securities under the Base Indenture, known and designated as the “Floating Rate Notes due 2021” (the “2021 Floating Rate Notes”) of the Company. This series of 2021 Floating Rate Notes is unlimited in aggregate principal amount. The initial aggregate principal amount of the 2021 Floating Rate Notes to be issued under this Eighth Supplemental Indenture shall be $500,000,000. Any additional amounts of the 2021 Floating Rate Notes to be issued shall be set forth in a Company Order.

(b)               Form and Denominations. The 2021 Floating Rate Notes will be issued only in fully registered form, and the authorized denominations of the 2021 Floating Rate Notes shall be $2,000 principal amount and any integral multiple of $1,000 in excess thereof. The 2021 Floating Rate Notes will initially be issued in the form of one or more Global Securities substantially in the form of Exhibit A attached hereto, with such modifications thereto as may be approved by the authorized officer executing the same. The 2021 Floating Rate Notes will be denominated in U.S. dollars and payments of principal, premium, if any, and interest will be made in U.S. dollars.

(c)               Maturity Date. The Stated Maturity of principal for the 2021 Floating Rate Notes shall be payable in full on September 17, 2021 (the “2021 Floating Rate Notes Maturity Date”).

(d)               Interest. The interest rate on the 2021 Floating Rate Notes for a particular Interest Period will be a per annum rate equal to the Benchmark, which will initially be three-month LIBOR, plus 0.15%, accruing from September 30, 2020 and reset quarterly, determined as provided below by the Calculation Agent. Interest on the 2021 Floating Rate Notes will be payable quarterly in arrears on each March 17, June 17, September 17 and December 17 (each a “2021 Floating Rate Notes Interest Payment Date”), commencing on December 17, 2020, subject to adjustment as provided below if any such date is not a Business Day, the 2021 Floating Rate Notes Maturity Date or, if applicable, the Special Mandatory Redemption Date. The interest on the 2021 Floating Rate Notes will be reset on each Interest Reset Date.

If any Interest Reset Date for the 2021 Floating Rate Notes would otherwise be a day that is not a Business Day with respect to 2021 Floating Rate Notes, such Interest Reset Date will be the next succeeding day that is a Business Day with respect to the 2021 Floating Rate Notes, except that if the Business Day is in the next succeeding calendar month, the Interest Reset Date will be the immediately preceding day that is a Business Day with respect to the 2021 Floating Rate Notes.

If any 2021 Floating Rate Notes Interest Payment Date (other than an interest payment date occurring on the 2021 Floating Rate Notes Maturity Date, or if applicable, the Special Mandatory Redemption Date) falls on a day that is not a Business Day with respect to the 2021 Floating Rate Notes, such 2021 Floating Rate Notes Interest Payment Date will be the following day that is a Business Day, except that, if the Business Day is in the next succeeding calendar month, the 2021 Floating Rate Notes Interest Payment Date shall be the immediately preceding day that is a Business Day (in each case, resulting in a corresponding adjustment to the number of days in the applicable Interest Period). If the 2021 Floating Rate Notes Maturity Date or, if applicable, the Special Mandatory Redemption Date, falls on a day that is not a Business Day, the payment of principal and interest may be made on the next succeeding Business Day, and no interest on that payment shall accrue for the period from and after the 2021 Floating Rate Notes Maturity Date, or the Special Mandatory Redemption Date, as applicable.

The interest payable on the 2021 Floating Rate Notes on any 2021 Floating Rate Notes Interest Payment Date will be paid to the persons in whose name the 2021 Floating Rate Notes are registered at the close of business on March 2, June 2, September 2, and December 2 as the case may be, immediately preceding the applicable 2021 Floating Rate Notes Interest Payment Date (whether or not such record date is a Business Day); provided, however, that interest payable at the 2021 Floating Rate Notes Maturity Date or, if applicable, the Special Mandatory Redemption Date, shall be payable to the persons to whom principal shall be payable, subject to DTC’s applicable procedures.

With respect to the 2021 Floating Rate Notes, accrued interest is calculated by multiplying the face amount by an accrued interest factor. The accrued interest factor is computed by adding the interest factor calculated for each day from the date of issue, or from, and including, the last date to which interest has been paid or duly provided for, to, but excluding, the date for which accrued interest is being calculated. The “interest factor” for each day is computed by dividing the interest rate applicable to that day by 360.

All percentages resulting from any calculation of the interest rate on the 2021 Floating Rate Notes will be rounded to the nearest one millionth of a percentage point with five ten millionths of a percentage point rounded upwards (e.g., 9.8765445% (or .098765445) would be rounded to 9.876545% (or .09876545)), and all dollar amounts used in or resulting from such calculation on the floating rate notes will be rounded to the nearest cent (with one-half cent being rounded upwards).

Any such calculation by the Calculation Agent shall be conclusive and binding on the Company, the Trustee and the Holders of the 2021 Floating Rate Notes absent manifest error. Upon written request from any Holder of the 2021 Floating Rate Notes, the Calculation Agent will provide such Holder with the interest rate in effect for the 2021 Floating Rate Notes for the current interest period and, if it has been determined, the interest rate to be in effect for the next interest period. Neither the Trustee nor the Calculation Agent (if not the Trustee) shall have any liability or responsibility for any information used in determining or calculating any interest rate or any adverse result due to a discontinuation of, or the unavailability of, LIBOR, the Benchmark or any other indexed rate. Neither the Trustee nor the Calculation Agent (if not the Trustee) shall be under any duty or obligation other than those expressly set forth in the governing transaction documents, and neither the Trustee nor the Calculation Agent (if not the Trustee) shall be liable or responsible for any inability, failure or delay on its part to perform any of its duties set forth herein as a result of the unavailability of LIBOR (or the Benchmark or any other indexed rate) and the absence of a designated Benchmark Replacement, including as a result of any inability, delay, actions or omissions on the part of any other transaction party in providing any direction, instruction, notice or information required or contemplated by the terms hereof and reasonably required for the performance of such duties. Neither the Trustee nor the Calculation Agent (if not the Trustee) shall be bound to follow or agree to any amendment or supplement of the governing transaction documents that would increase, change or affect the duties, obligations or liabilities of the Calculation Agent (including without limitation the imposition or expansion of discretionary authority), or reduce, eliminate, limit or otherwise change any right, privilege or protection of the Calculation Agent, or would otherwise adversely affect the Calculation Agent, in each case in its reasonable judgment, without such party’s prior express written consent.

In addition to any other protections or indemnities granted to the Trustee or any Paying Agent, neither the Trustee, nor any Paying Agent shall have any liability or responsibility for the failure of any party to calculate or determine the Benchmark or relevant interest rate or for the failure to pay interest or any other amounts due in connection with the Notes as a result of the failure of the relevant parties to calculate or determine the Benchmark or relevant interest rate or provide such information and calculations to the Trustee or Paying Agent. Furthermore, neither the Trustee, the Calculation Agent nor any Paying Agent shall have any liability or responsibility to monitor any Benchmark, relevant interest rate or any underlying index in connection with interest on the Notes or the calculation thereof.

The interest rate on the 2021 Floating Rate Notes will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application, or lower than 0.00%.

(i)             Effect of Benchmark Transition Event

If the Company (or the Company’s designee, which may be (1) the Calculation Agent only if the Calculation Agent consents in writing to such appointment as “Designee” in its sole discretion with no liability therefor, (2) a successor Calculation Agent or (3) any other designee of the Company (any of such entities, a “Designee”)) determine that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any determination of the Benchmark on any date, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the floating rate notes in respect of such determination on such date and all determinations on all subsequent dates. If the Designee is not the Calculation Agent, the Company shall notify the Trustee and the Calculation Agent in writing of the party that has been appointed by the Company as the Designee.

If the Trustee, acting in its capacity as Calculation Agent, is unable or unwilling to continue to act as the Calculation Agent, the Company will appoint another leading commercial or investment bank to act as successor calculation agent in its place.

In connection with the implementation of a Benchmark Replacement, the Company (or the Designee) will have the right to make Benchmark Replacement Conforming Changes from time to time.

Any determination, decision or election that may be made by the Company (or the Designee) pursuant to this Section titled “Effect of Benchmark Transition Event,” including any determination with respect to tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error, will be made in the Company’s (or the Designee’s) sole discretion, and, notwithstanding anything to the contrary in the documentation relating to the 2021 Floating Rate Notes, shall become effective without consent from the Holders of the 2021 Floating Rate Notes or any other party. If the Calculation Agent is the Designee, the Designee shall have no liability or responsibility to any party for its determination that a Benchmark Transition Event has occurred or in connection with setting the interest rate on the 2021 Floating Rate Notes after a Benchmark Transition Event has occurred and any other acts or omissions of the Designee acting in such capacity. If the Calculation Agent is not the Designee, the Calculation Agent shall have no liability or responsibility for any actions or omissions by the Designee (or the Company in making any determination that would otherwise be reserved for the Designee, or otherwise). The Designee may conclusively rely without liability upon the advice of experts in making these determinations, and shall have no liability in connection with the selection of an expert or for following their advice. In addition to any other indemnity available to it under the transaction documents, the Designee shall be indemnified by the Company for any costs or expenses related, directly or indirectly, to the determination that a Benchmark Transition Event has occurred or in setting the interest rate on the 2021 Floating Rate Notes after a Benchmark Transition Event has occurred, which indemnity will include the expenses and costs (including reasonable attorneys’ fees and expenses and court costs) incurred in connection with any action, claim or suit brought to enforce such right to indemnification. The cost of retaining experts and any other out of pocket costs of the Designee, including those covered by the indemnity described above, shall be borne by the Company. The Holders of the 2021 Floating Rate Notes shall be explicitly bound by the foregoing provisions, and their purchase of the 2021 Floating Rate Notes shall constitute consent to and acknowledgement of the same. In addition, the Holders of the 2021 Floating Rate Notes by purchase of the 2021 Floating Rate Notes agree to waive any claims and covenant not to sue the Calculation Agent, the Designee or the Trustee for any losses, liabilities, damages, claims, costs or expenses resulting from the determination that a Benchmark Transition Event has occurred or in connection with setting the interest rate on the 2021 Floating Rate Notes after a Benchmark Transition Event has occurred.

(e)               Sinking Fund; Holder Repurchase Right. The 2021 Floating Rate Notes shall not be subject to any sinking fund or analogous provision or be redeemable at the option of the Holders.

(f)                Forms. The 2021 Floating Rate Notes shall be substantially in the form of Exhibit A attached hereto, with such modifications thereto as may be approved by the authorized officer executing the same.

(g)               Appointment of Agent. The Trustee will initially be the Registrar and Paying Agent with respect to the 2021 Floating Rate Notes.

(h)               Defeasance. Until the 2021 Floating Rate Notes Maturity Date, the 2021 Floating Rate Notes will be subject to Sections 11.2 and 11.3 of the Base Indenture.

(i)                 Further Issues. The Company may from time to time, without the consent of the Holders of 2021 Floating Rate Notes, issue additional 2021 Floating Rate Notes. Any such additional 2021 Floating Rate Notes will have the same ranking, interest rate, maturity date and other terms as the 2021 Floating Rate Notes. Any such additional 2021 Floating Rate Notes, together with the 2021 Floating Rate Notes herein provided for, will constitute a single series of Securities under the Indenture.

Article 3

GENERAL TERMS AND CONDITIONS OF THE 2023 FLOATING RATE NOTES

Section 3.01       Terms of the 2023 Floating Rate Notes. Pursuant to Sections 2.1 and 3.1 of the Base Indenture, there is hereby established a new series of Securities, the terms of which shall be as follows:

(a)               Designation. There is hereby authorized and established a new series of Securities under the Base Indenture, known and designated as the “Floating Rate Notes due 2023” (the “2023 Floating Rate Notes” and together with the 2021 Floating Rate Notes, the “Floating Rate Notes”) of the Company. This series of 2023 Floating Rate Notes is unlimited in aggregate principal amount. The initial aggregate principal amount of the 2023 Floating Rate Notes to be issued under this Eighth Supplemental Indenture shall be $500,000,000. Any additional amounts of the 2023 Floating Rate Notes to be issued shall be set forth in a Company Order.

(b)               Form and Denominations. The 2023 Floating Rate Notes will be issued only in fully registered form, and the authorized denominations of the 2023 Floating Rate Notes shall be $2,000 principal amount and any integral multiple of $1,000 in excess thereof. The 2023 Floating Rate Notes will initially be issued in the form of one or more Global Securities substantially in the form of Exhibit B attached hereto, with such modifications thereto as may be approved by the authorized officer executing the same. The 2023 Floating Rate Notes will be denominated in U.S. dollars and payments of principal, premium, if any, and interest will be made in U.S. dollars.

(c)               Maturity Date. The Stated Maturity of principal for the 2023 Floating Rate Notes shall be payable in full on September 29, 2023 (the “2023 Floating Rate Notes Maturity Date”).

(d)               Interest. The interest rate on the 2023 Floating Rate Notes for a particular Interest Period will be a per annum rate equal to the Benchmark, which will initially be three-month LIBOR, plus 0.52%, accruing from September 30, 2020 and reset quarterly, determined as provided below by the Calculation Agent. Interest on the 2023 Floating Rate Notes will be payable quarterly in arrears on each March 29, June 29, September 29 and December 29 (each a “2023 Floating Rate Notes Interest Payment Date”), commencing on December 29, 2020, subject to adjustment as provided below if any such date is not a Business Day, the 2023 Floating Rate Notes Maturity Date or, if applicable, the Redemption Date (as determined in accordance with Section 4.2 of the Base Indenture) or the Special Mandatory Redemption Date. The interest on the 2023 Floating Rate Notes will be reset on each Interest Reset Date.

If any Interest Reset Date for the 2023 Floating Rate Notes would otherwise be a day that is not a Business Day with respect to 2023 Floating Rate Notes, such Interest Reset Date will be the next succeeding day that is a Business Day with respect to the 2023 Floating Rate Notes, except that if the Business Day is in the next succeeding calendar month, the Interest Reset Date will be the immediately preceding day that is a Business Day with respect to the 2023 Floating Rate Notes.

If any 2023 Floating Rate Notes Interest Payment Date (other than an interest payment date occurring on the 2023 Floating Rate Notes Maturity Date or, if applicable, the Redemption Date or Special Mandatory Redemption Date) falls on a day that is not a Business Day with respect to the 2023 Floating Rate Notes, such 2023 Floating Rate Notes Interest Payment Date will be the following day that is a Business Day, except that, if the Business Day is in the next succeeding calendar month, the 2023 Floating Rate Notes Interest Payment Date shall be the immediately preceding day that is a Business Day (in each case, resulting in a corresponding adjustment to the number of days in the applicable Interest Period). If the 2023 Floating Rate Notes Maturity Date or, if applicable, the Redemption Date or the Special Mandatory Redemption Date, falls on a day that is not a Business Day, the payment of principal and interest may be made on the next succeeding Business Day, and no interest on that payment shall accrue for the period from and after the 2023 Floating Rate Notes Maturity Date, or the Redemption Date or the Special Mandatory Redemption Date, as applicable.

The interest payable on the 2023 Floating Rate Notes on any 2023 Floating Rate Notes Interest Payment Date will be paid to the persons in whose name the 2023 Floating Rate Notes are registered at the close of business on March 14, June 14, September 14 and December 14 as the case may be, immediately preceding the applicable 2023 Floating Rate Notes Interest Payment Date (whether or not such record date is a Business Day); provided, however, that interest payable at the 2023 Floating Rate Notes Maturity Date, or if applicable, the Redemption Date or the Special Mandatory Redemption Date, shall be payable to the persons to whom principal shall be payable, subject to DTC’s applicable procedures.

With respect to the 2023 Floating Rate Notes, accrued interest is calculated by multiplying the face amount by an accrued interest factor. The accrued interest factor is computed by adding the interest factor calculated for each day from the date of issue, or from, and including, the last date to which interest has been paid or duly provided for, to, but excluding, the date for which accrued interest is being calculated. The “interest factor” for each day is computed by dividing the interest rate applicable to that day by 360.

All percentages resulting from any calculation of the interest rate on the 2023 Floating Rate Notes will be rounded to the nearest one millionth of a percentage point with five ten millionths of a percentage point rounded upwards (e.g., 9.8765445% (or .098765445) would be rounded to 9.876545% (or .09876545)), and all dollar amounts used in or resulting from such calculation on the floating rate notes will be rounded to the nearest cent (with one-half cent being rounded upwards).

Any such calculation by the Calculation Agent shall be conclusive and binding on the Company, the Trustee and the Holders of the 2023 Floating Rate Notes absent manifest error. Upon written request from any Holder of the 2023 Floating Rate Notes, the Calculation Agent will provide such Holder with the interest rate in effect for the 2023 Floating Rate Notes for the current interest period and, if it has been determined, the interest rate to be in effect for the next interest period. Neither the Trustee nor the Calculation Agent (if not the Trustee) shall have any liability or responsibility for any information used in determining or calculating any interest rate or any adverse result due to a discontinuation of, or the unavailability of, LIBOR, the Benchmark or any other indexed rate. Neither the Trustee nor the Calculation Agent (if not the Trustee) shall be under any duty or obligation other than those expressly set forth in the governing transaction documents, and neither the Trustee nor the Calculation Agent (if not the Trustee) shall be liable or responsible for any inability, failure or delay on its part to perform any of its duties set forth herein as a result of the unavailability of LIBOR (or the Benchmark or any other indexed rate) and the absence of a designated Benchmark Replacement, including as a result of any inability, delay, actions or omissions on the part of any other transaction party in providing any direction, instruction, notice or information required or contemplated by the terms hereof and reasonably required for the performance of such duties. Neither the Trustee nor the Calculation Agent (if not the Trustee) shall be bound to follow or agree to any amendment or supplement of the governing transaction documents that would increase, change or affect the duties, obligations or liabilities of the Calculation Agent (including without limitation the imposition or expansion of discretionary authority), or reduce, eliminate, limit or otherwise change any right, privilege or protection of the Calculation Agent, or would otherwise adversely affect the Calculation Agent, in each case in its reasonable judgment, without such party’s prior express written consent.

In addition to any other protections or indemnities granted to the Trustee or any Paying Agent, neither the Trustee, nor any Paying Agent shall have any liability or responsibility for the failure of any party to calculate or determine the Benchmark or relevant interest rate or for the failure to pay interest or any other amounts due in connection with the Notes as a result of the failure of the relevant parties to calculate or determine the Benchmark or relevant interest rate or provide such information and calculations to the Trustee or Paying Agent. Furthermore, neither the Trustee, the Calculation Agent nor any Paying Agent shall have any liability or responsibility to monitor any Benchmark, relevant interest rate or any underlying index in connection with interest on the Notes or the calculation thereof.

The interest rate on the 2023 Floating Rate Notes will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application, or lower than 0.00%.

(i)                 Effect of Benchmark Transition Event

If the Company (or the Company’s designee, which may be (1) the Calculation Agent only if the Calculation Agent consents in writing to such appointment as “Designee” in its sole discretion with no liability therefor, (2) a successor Calculation Agent or (3) any other Designee determine that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any determination of the Benchmark on any date, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the floating rate notes in respect of such determination on such date and all determinations on all subsequent dates. If the Designee is not the Calculation Agent, the Company shall notify the Trustee and the Calculation Agent in writing of the party that has been appointed by the Company as the Designee.

In connection with the implementation of a Benchmark Replacement, the Company (or the Designee) will have the right to make Benchmark Replacement Conforming Changes from time to time.

Any determination, decision or election that may be made by the Company (or the Designee) pursuant to this Section titled “Effect of Benchmark Transition Event,” including any determination with respect to tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error, will be made in the Company’s (or the Designee’s) sole discretion, and, notwithstanding anything to the contrary in the documentation relating to the 2023 Floating Rate Notes, shall become effective without consent from the Holders of the 2023 Floating Rate Notes or any other party. If the Calculation Agent is the Designee, the Designee shall have no liability or responsibility to any party for its determination that a Benchmark Transition Event has occurred or in connection with setting the interest rate on the 2023 Floating Rate Notes after a Benchmark Transition Event has occurred and any other acts or omissions of the Designee acting in such capacity. If the Calculation Agent is not the Designee, the Calculation Agent shall have no liability or responsibility for any actions or omissions by the Designee (or the Company in making any determination that would otherwise be reserved for the Designee, or otherwise). The Designee may conclusively rely without liability upon the advice of experts in making these determinations, and shall have no liability in connection with the selection of an expert or for following their advice. In addition to any other indemnity available to it under the transaction documents, the Designee shall be indemnified by the Company for any costs or expenses related, directly or indirectly, to the determination that a Benchmark Transition Event has occurred or in setting the interest rate on the 2023 Floating Rate Notes after a Benchmark Transition Event has occurred, which indemnity will include the expenses and costs (including reasonable attorneys’ fees and expenses and court costs) incurred in connection with any action, claim or suit brought to enforce such right to indemnification. The cost of retaining experts and any other out of pocket costs of the Designee, including those covered by the indemnity described above, shall be borne by the Company. The Holders of the 2023 Floating Rate Notes shall be explicitly bound by the foregoing provisions, and their purchase of the 2023 Floating Rate Notes shall constitute consent to and acknowledgement of the same. In addition, the Holders of the 2023 Floating Rate Notes by purchase of the 2023 Floating Rate Notes agree to waive any claims and covenant not to sue the Calculation Agent, the Designee or the Trustee for any losses, liabilities, damages, claims, costs or expenses resulting from the determination that a Benchmark Transition Event has occurred or in connection with setting the interest rate on the 2023 Floating Rate Notes after a Benchmark Transition Event has occurred.

(e)               Sinking Fund; Holder Repurchase Right. The 2023 Floating Rate Notes shall not be subject to any sinking fund or analogous provision or be redeemable at the option of the Holders.

(f)                Forms. The 2023 Floating Rate Notes shall be substantially in the form of Exhibit B attached hereto, with such modifications thereto as may be approved by the authorized officer executing the same.

(g)               Appointment of Agent. The Trustee will initially be the Registrar and Paying Agent with respect to the 2023 Floating Rate Notes.

(h)               Defeasance. Until the 2023 Floating Rate Notes Maturity Date, the 2023 Floating Rate Notes will be subject to Sections 11.2 and 11.3 of the Base Indenture.

(i)                 Further Issues. The Company may from time to time, without the consent of the Holders of 2023 Floating Rate Notes, issue additional 2023 Floating Rate Notes. Any such additional 2023 Floating Rate Notes will have the same ranking, interest rate, maturity date and other terms as the 2023 Floating Rate Notes. Any such additional 2023 Floating Rate Notes, together with the 2023 Floating Rate Notes herein provided for, will constitute a single series of Securities under the Indenture.

Article 4

GENERAL TERMS AND CONDITIONS OF THE 2023 FIXED RATE NOTES

Section 4.01       Terms of the 2023 Fixed Rate Notes. Pursuant to Sections 2.1 and 3.1 of the Base Indenture, there is hereby established a new series of Securities, the terms of which shall be as follows:

(a)               Designation. There is hereby authorized and established a new series of Securities under the Base Indenture, known and designated as the “0.750% Senior Notes due 2023” (the “2023 Fixed Rate Notes”) of the Company. This series of 2023 Fixed Rate Notes is unlimited in aggregate principal amount. The initial aggregate principal amount of the 2023 Fixed Rate Notes to be issued under this Eighth Supplemental Indenture shall be $2,000,000,000. Any additional amounts of the 2023 Fixed Rate Notes to be issued shall be set forth in a Company Order.

(b)               Form and Denominations. The 2023 Fixed Rate Notes will be issued only in fully registered form, and the authorized denominations of the 2023 Fixed Rate Notes shall be $2,000 principal amount and any integral multiple of $1,000 in excess thereof. The 2023 Fixed Rate Notes will initially be issued in the form of one or more Global Securities substantially in the form of Exhibit C attached hereto, with such modifications thereto as may be approved by the authorized officer executing the same. The 2023 Fixed Rate Notes will be denominated in U.S. dollars and payments of principal, premium, if any, and interest will be made in U.S. dollars.

(c)               Maturity Date. The Stated Maturity of principal for the 2023 Fixed Rate Notes shall be payable in full on September 29, 2023 (the “2023 Fixed Rate Notes Maturity Date”).

(d)               Interest. Interest payable on any 2023 Fixed Rate Notes Interest Payment Date (as defined below), the 2023 Fixed Rate Notes Maturity Date or, if applicable, the Redemption Date (as determined in accordance with Section 4.2 of the Base Indenture) or the Special Mandatory Redemption Date, shall be the amount accrued from, and including, the immediately preceding 2023 Fixed Rate Notes Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including the original issue date of September 30, 2020 if no interest has been paid or duly provided for with respect to the 2023 Fixed Rate Notes) to but excluding such 2023 Fixed Rate Notes Interest Payment Date, 2023 Fixed Rate Notes Maturity Date or, if applicable, the Redemption Date, or the Special Mandatory Redemption Date, as the case may be (each, a “2023 Fixed Rate Notes Interest Period”). The 2023 Fixed Rate Notes will bear interest at the rate of 0.750% per year from the original issue date thereof to the 2023 Fixed Rate Notes Maturity Date. Interest on the 2023 Fixed Rate Notes shall be payable semi-annually in arrears on March 29 and September 29 of each year, beginning on March 29, 2021 (each such date, a “2023 Fixed Rate Notes Interest Payment Date”). The amount of interest payable for any semi-annual 2023 Fixed Rate Notes Interest Period will be computed on the basis of a 360-day year consisting of twelve 30-day months. In the event any 2023 Fixed Rate Notes Interest Payment Date on or before the 2023 Fixed Rate Notes Maturity Date falls on a day that is not a Business Day, the interest payment due on that date will be postponed to the next day that is a Business Day and no interest shall accrue as a result of such postponement.

In the event the 2023 Fixed Rate Notes Maturity Date or, if applicable, the Redemption Date or the Special Mandatory Redemption Date, falls on a day that is not a Business Day, then the related payments of principal, premium, if any, and interest may be made on the next succeeding date that is a Business Day (and no additional interest will accumulate on the amount payable for the period from and after the 2023 Fixed Rate Notes Maturity Date or Special Mandatory Redemption Date, as applicable, for such 2023 Fixed Rate Note). Interest due on the 2023 Fixed Rate Notes Maturity Date or, if applicable, the Redemption Date or the Special Mandatory Redemption Date, in each case (whether or not a 2023 Fixed Rate Notes Interest Payment Date) will be paid to the Person to whom principal of such 2023 Fixed Rate Notes is payable, subject to DTC’s applicable procedures.

(e)               Sinking Fund; Holder Repurchase Right. The 2023 Fixed Rate Notes shall not be subject to any sinking fund or analogous provision or be redeemable at the option of the Holders.

(f)                Forms. The 2023 Fixed Rate Notes shall be substantially in the form of Exhibit D attached hereto, with such modifications thereto as may be approved by the authorized officer executing the same.

(g)               Appointment of Agent. The Trustee will initially be the Registrar and Paying Agent with respect to the 2023 Fixed Rate Notes.

(h)               Defeasance. Until the 2023 Fixed Rate Notes Maturity Date, the 2023 Fixed Rate Notes will be subject to Sections 11.2 and 11.3 of the Base Indenture.

(i)                 Further Issues. The Company may from time to time, without the consent of the Holders of 2023 Fixed Rate Notes, issue additional 2023 Fixed Rate Notes. Any such additional 2023 Fixed Rate Notes will have the same ranking, interest rate, maturity date and other terms as the 2023 Fixed Rate Notes. Any such additional 2023 Fixed Rate Notes, together with the 2023 Fixed Rate Notes herein provided for, will constitute a single series of Securities under the Indenture.

Article 5

GENERAL TERMS AND CONDITIONS OF THE 2027 FIXED RATE NOTES

Section 5.01       Terms of the 2027 Fixed Rate Notes. Pursuant to Sections 2.1 and 3.1 of the Base Indenture, there is hereby established a new series of Securities, the terms of which shall be as follows:

(a)               Designation. There is hereby authorized and established a new series of Securities under the Base Indenture, known and designated as the “1.200% Senior Notes due 2027” (the “2027 Fixed Rate Notes”) of the Company. This series of 2027 Fixed Rate Notes is unlimited in aggregate principal amount. The initial aggregate principal amount of the 2027 Fixed Rate Notes to be issued under this Eighth Supplemental Indenture shall be $750,000,000. Any additional amounts of the 2027 Fixed Rate Notes to be issued shall be set forth in a Company Order.

(b)               Form and Denominations. The 2027 Fixed Rate Notes will be issued only in fully registered form, and the authorized denominations of the 2027 Fixed Rate Notes shall be $2,000 principal amount and any integral multiple of $1,000 in excess thereof. The 2027 Fixed Rate Notes will initially be issued in the form of one or more Global Securities substantially in the form of Exhibit D attached hereto, with such modifications thereto as may be approved by the authorized officer executing the same. The 2027 Fixed Rate Notes will be denominated in U.S. dollars and payments of principal, premium, if any, and interest will be made in U.S. dollars.

(c)               Maturity Date. The Stated Maturity of principal for the 2027 Fixed Rate Notes shall be payable in full on October 1, 2027 (the “2027 Fixed Rate Notes Maturity Date”).

(d)               Interest. Interest payable on any 2027 Fixed Rate Notes Interest Payment Date (as defined below), the 2027 Fixed Rate Notes Maturity Date or, if applicable, the Redemption Date (as determined in accordance with Section 4.2 of the Base Indenture), shall be the amount accrued from, and including, the immediately preceding 2027 Fixed Rate Notes Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including the original issue date of September 30, 2020 if no interest has been paid or duly provided for with respect to the 2027 Fixed Rate Notes) to but excluding such 2027 Fixed Rate Notes Interest Payment Date, 2027 Fixed Rate Notes Maturity Date or, if applicable, the Redemption Date, as the case may be (each, a “2027 Fixed Rate Notes Interest Period”). The 2027 Fixed Rate Notes will bear interest at the rate of 1.200% per year from the original issue date thereof to the 2027 Fixed Rate Notes Maturity Date. Interest on the 2027 Fixed Rate Notes shall be payable semi-annually in arrears on April 1 and October 1 of each year, beginning on April 1, 2021 (each such date, a “2027 Fixed Rate Notes Interest Payment Date”). The amount of interest payable for any semi-annual 2027 Fixed Rate Notes Interest Period will be computed on the basis of a 360-day year consisting of twelve 30-day months. In the event any 2027 Fixed Rate Notes Interest Payment Date on or before the 2027 Fixed Rate Notes Maturity Date falls on a day that is not a Business Day, the interest payment due on that date will be postponed to the next day that is a Business Day and no interest shall accrue as a result of such postponement.

In the event the 2027 Fixed Rate Notes Maturity Date or, if applicable, the Redemption Date, falls on a day that is not a Business Day, then the related payments of principal, premium, if any, and interest may be made on the next succeeding date that is a Business Day (and no additional interest will accumulate on the amount payable for the period from and after the 2027 Fixed Rate Notes Maturity Date or Redemption Date, as applicable, for such 2027 Fixed Rate Note). Interest due on the 2027 Fixed Rate Notes Maturity Date or, if applicable, the Redemption Date, in each case (whether or not a 2027 Fixed Rate Notes Interest Payment Date) will be paid to the Person to whom principal of such 2027 Fixed Rate Notes is payable, subject to DTC’s applicable procedures.

(e)               Sinking Fund; Holder Repurchase Right. The 2027 Fixed Rate Notes shall not be subject to any sinking fund or analogous provision or be redeemable at the option of the Holders.

(f)                Forms. The 2027 Fixed Rate Notes shall be substantially in the form of Exhibit D attached hereto, with such modifications thereto as may be approved by the authorized officer executing the same.

(g)               Appointment of Agent. The Trustee will initially be the Registrar and Paying Agent with respect to the 2027 Fixed Rate Notes.

(h)               Defeasance. Until the 2027 Fixed Rate Notes Maturity Date, the 2027 Fixed Rate Notes will be subject to Sections 11.2 and 11.3 of the Base Indenture.

(i)                 Further Issues. The Company may from time to time, without the consent of the Holders of 2027 Fixed Rate Notes, issue additional 2027 Fixed Rate Notes. Any such additional 2027 Fixed Rate Notes will have the same ranking, interest rate, maturity date and other terms as the 2027 Fixed Rate Notes. Any such additional 2027 Fixed Rate Notes, together with the 2027 Fixed Rate Notes herein provided for, will constitute a single series of Securities under the Indenture.

Article 6

GENERAL TERMS AND CONDITIONS OF THE 2030 FIXED RATE NOTES

Section 6.01       Terms of the 2030 Fixed Rate Notes. Pursuant to Sections 2.1 and 3.1 of the Base Indenture, there is hereby established a new series of Securities, the terms of which shall be as follows:

(a)               Designation. There is hereby authorized and established a new series of Securities under the Base Indenture, known and designated as the “1.650% Senior Notes due 2030” (the “2030 Fixed Rate Notes”) of the Company. This series of 2030 Fixed Rate Notes is unlimited in aggregate principal amount. The initial aggregate principal amount of the 2030 Fixed Rate Notes to be issued under this Eighth Supplemental Indenture shall be $1,000,000,000. Any additional amounts of the 2030 Fixed Rate Notes to be issued shall be set forth in a Company Order.

(b)               Form and Denominations. The 2030 Fixed Rate Notes will be issued only in fully registered form, and the authorized denominations of the 2030 Fixed Rate Notes shall be $2,000 principal amount and any integral multiple of $1,000 in excess thereof. The 2030 Fixed Rate Notes will initially be issued in the form of one or more Global Securities substantially in the form of Exhibit E attached hereto, with such modifications thereto as may be approved by the authorized officer executing the same. The 2030 Fixed Rate Notes will be denominated in U.S. dollars and payments of principal, premium, if any, and interest will be made in U.S. dollars.

(c)               Maturity Date. The Stated Maturity of principal for the 2030 Fixed Rate Notes shall be payable in full on October 1, 2030 (the “2030 Fixed Rate Notes Maturity Date”).

(d)               Interest. Interest payable on any 2030 Fixed Rate Notes Interest Payment Date (as defined below), the 2030 Fixed Rate Notes Maturity Date or, if applicable, the Redemption Date (as determined in accordance with Section 4.2 of the Base Indenture) or the Special Mandatory Redemption Date, shall be the amount accrued from, and including, the immediately preceding 2030 Fixed Rate Notes Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including the original issue date of September 30, 2020 if no interest has been paid or duly provided for with respect to the 2030 Fixed Rate Notes) to but excluding such 2030 Fixed Rate Notes Interest Payment Date, 2030 Fixed Rate Notes Maturity Date or, if applicable, the Redemption Date, or the Special Mandatory Redemption Date, as the case may be (each, a “2030 Fixed Rate Notes Interest Period”). The 2030 Fixed Rate Notes will bear interest at the rate of 1.650% per year from the original issue date thereof to the 2030 Fixed Rate Notes Maturity Date. Interest on the 2030 Fixed Rate Notes shall be payable semi-annually in arrears on April 1 and October 1 of each year, beginning on April 1, 2021 (each such date, a “2030 Fixed Rate Notes Interest Payment Date”). The amount of interest payable for any semi-annual 2030 Fixed Rate Notes Interest Period will be computed on the basis of a 360-day year consisting of twelve 30-day months. In the event any 2030 Fixed Rate Notes Interest Payment Date on or before the 2030 Fixed Rate Notes Maturity Date falls on a day that is not a Business Day, the interest payment due on that date will be postponed to the next day that is a Business Day and no interest shall accrue as a result of such postponement.

In the event the 2030 Fixed Rate Notes Maturity Date or, if applicable, the Redemption Date or the Special Mandatory Redemption Date, falls on a day that is not a Business Day, then the related payments of principal, premium, if any, and interest may be made on the next succeeding date that is a Business Day (and no additional interest will accumulate on the amount payable for the period from and after the 2030 Fixed Rate Notes Maturity Date or Special Mandatory Redemption Date, as applicable, for such 2030 Fixed Rate Note). Interest due on the 2030 Fixed Rate Notes Maturity Date or, if applicable, the Redemption Date or the Special Mandatory Redemption Date, in each case (whether or not a 2030 Fixed Rate Notes Interest Payment Date) will be paid to the Person to whom principal of such 2030 Fixed Rate Notes is payable, subject to DTC’s applicable procedures.

(e)               Sinking Fund; Holder Repurchase Right. The 2030 Fixed Rate Notes shall not be subject to any sinking fund or analogous provision or be redeemable at the option of the Holders.

(f)                Forms. The 2030 Fixed Rate Notes shall be substantially in the form of Exhibit E attached hereto, with such modifications thereto as may be approved by the authorized officer executing the same.

(g)               Appointment of Agent. The Trustee will initially be the Registrar and Paying Agent with respect to the 2030 Fixed Rate Notes.

(h)               Defeasance. Until the 2030 Fixed Rate Notes Maturity Date, the 2030 Fixed Rate Notes will be subject to Sections 11.2 and 11.3 of the Base Indenture.

(i)                 Further Issues. The Company may from time to time, without the consent of the Holders of 2030 Fixed Rate Notes, issue additional 2030 Fixed Rate Notes. Any such additional 2030 Fixed Rate Notes will have the same ranking, interest rate, maturity date and other terms as the 2030 Fixed Rate Notes. Any such additional 2030 Fixed Rate Notes, together with the 2030 Fixed Rate Notes herein provided for, will constitute a single series of Securities under the Indenture.

Article 7

GENERAL TERMS AND CONDITIONS OF THE 2040 FIXED RATE NOTES

Section 7.01       Terms of the 2040 Fixed Rate Notes. Pursuant to Sections 2.1 and 3.1 of the Base Indenture, there is hereby established a new series of Securities, the terms of which shall be as follows:

(a)               Designation. There is hereby authorized and established a new series of Securities under the Base Indenture, known and designated as the “2.600% Senior Notes due 2040” (the “2040 Fixed Rate Notes”) of the Company. This series of 2040 Fixed Rate Notes is unlimited in aggregate principal amount. The initial aggregate principal amount of the 2040 Fixed Rate Notes to be issued under this Eighth Supplemental Indenture shall be $1,000,000,000. Any additional amounts of the 2040 Fixed Rate Notes to be issued shall be set forth in a Company Order.

(b)               Form and Denominations. The 2040 Fixed Rate Notes will be issued only in fully registered form, and the authorized denominations of the 2040 Fixed Rate Notes shall be $2,000 principal amount and any integral multiple of $1,000 in excess thereof. The 2040 Fixed Rate Notes will initially be issued in the form of one or more Global Securities substantially in the form of Exhibit F attached hereto, with such modifications thereto as may be approved by the authorized officer executing the same. The 2040 Fixed Rate Notes will be denominated in U.S. dollars and payments of principal, premium, if any, and interest will be made in U.S. dollars.

(c)               Maturity Date. The Stated Maturity of principal for the 2040 Fixed Rate Notes shall be payable in full on October 1, 2040 (the “2040 Fixed Rate Notes Maturity Date”).

(d)               Interest. Interest payable on any 2040 Fixed Rate Notes Interest Payment Date (as defined below), the 2040 Fixed Rate Notes Maturity Date or, if applicable, the Redemption Date (as determined in accordance with Section 4.2 of the Base Indenture) or the Special Mandatory Redemption Date, shall be the amount accrued from, and including, the immediately preceding 2040 Fixed Rate Notes Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including the original issue date of September 30, 2020 if no interest has been paid or duly provided for with respect to the 2040 Fixed Rate Notes) to but excluding such 2040 Fixed Rate Notes Interest Payment Date, 2040 Fixed Rate Notes Maturity Date or, if applicable, the Redemption Date, or the Special Mandatory Redemption Date, as the case may be (each, a “2040 Fixed Rate Notes Interest Period”). The 2040 Fixed Rate Notes will bear interest at the rate of 2.600% per year from the original issue date thereof to the 2040 Fixed Rate Notes Maturity Date. Interest on the 2040 Fixed Rate Notes shall be payable semi-annually in arrears on April 1 and October 1 of each year, beginning on April 1, 2021 (each such date, a “2040 Fixed Rate Notes Interest Payment Date”). The amount of interest payable for any semi-annual 2040 Fixed Rate Notes Interest Period will be computed on the basis of a 360-day year consisting of twelve 30-day months. In the event any 2040 Fixed Rate Notes Interest Payment Date on or before the 2040 Fixed Rate Notes Maturity Date falls on a day that is not a Business Day, the interest payment due on that date will be postponed to the next day that is a Business Day and no interest shall accrue as a result of such postponement.

In the event the 2040 Fixed Rate Notes Maturity Date or, if applicable, the Redemption Date or the Special Mandatory Redemption Date, falls on a day that is not a Business Day, then the related payments of principal, premium, if any, and interest may be made on the next succeeding date that is a Business Day (and no additional interest will accumulate on the amount payable for the period from and after the 2040 Fixed Rate Notes Maturity Date or Special Mandatory Redemption Date, as applicable, for such 2040 Fixed Rate Note). Interest due on the 2040 Fixed Rate Notes Maturity Date or, if applicable, the Redemption Date or the Special Mandatory Redemption Date, in each case (whether or not a 2040 Fixed Rate Notes Interest Payment Date) will be paid to the Person to whom principal of such 2040 Fixed Rate Notes is payable, subject to DTC’s applicable procedures.

(e)               Sinking Fund; Holder Repurchase Right. The 2040 Fixed Rate Notes shall not be subject to any sinking fund or analogous provision or be redeemable at the option of the Holders.

(f)                Forms. The 2040 Fixed Rate Notes shall be substantially in the form of Exhibit F attached hereto, with such modifications thereto as may be approved by the authorized officer executing the same.

(g)               Appointment of Agent. The Trustee will initially be the Registrar and Paying Agent with respect to the 2040 Fixed Rate Notes.

(h)               Defeasance. Until the 2040 Fixed Rate Notes Maturity Date, the 2040 Fixed Rate Notes will be subject to Sections 11.2 and 11.3 of the Base Indenture.

(i)                 Further Issues. The Company may from time to time, without the consent of the Holders of 2040 Fixed Rate Notes, issue additional 2040 Fixed Rate Notes. Any such additional 2040 Fixed Rate Notes will have the same ranking, interest rate, maturity date and other terms as the 2040 Fixed Rate Notes. Any such additional 2040 Fixed Rate Notes, together with the 2040 Fixed Rate Notes herein provided for, will constitute a single series of Securities under the Indenture.

Article 8

GENERAL TERMS AND CONDITIONS OF THE 2050 FIXED RATE NOTES

Section 8.01       Terms of the 2050 Fixed Rate Notes. Pursuant to Sections 2.1 and 3.1 of the Base Indenture, there is hereby established a new series of Securities, the terms of which shall be as follows:

(a)               Designation. There is hereby authorized and established a new series of Securities under the Base Indenture, known and designated as the “2.800% Senior Notes due 2050” (the “2050 Fixed Rate Notes,” together with the 2023 Fixed Rate Notes, the 2027 Fixed Rate Notes, the 2030 Fixed Rate Notes and the 2040 Fixed Rate Notes, the “Fixed Rate Notes” and together with the Floating Rate Notes, the “Notes”) of the Company. This series of 2050 Fixed Rate Notes is unlimited in aggregate principal amount. The initial aggregate principal amount of the 2050 Fixed Rate Notes to be issued under this Eighth Supplemental Indenture shall be $1,500,000,000. Any additional amounts of the 2050 Fixed Rate Notes to be issued shall be set forth in a Company Order.

(b)               Form and Denominations. The 2050 Fixed Rate Notes will be issued only in fully registered form, and the authorized denominations of the 2050 Fixed Rate Notes shall be $2,000 principal amount and any integral multiple of $1,000 in excess thereof. The 2050 Fixed Rate Notes will initially be issued in the form of one or more Global Securities substantially in the form of Exhibit G attached hereto, with such modifications thereto as may be approved by the authorized officer executing the same. The 2050 Fixed Rate Notes will be denominated in U.S. dollars and payments of principal, premium, if any, and interest will be made in U.S. dollars.

(c)               Maturity Date. The Stated Maturity of principal for the 2050 Fixed Rate Notes shall be payable in full on October 1, 2050 (the “2050 Fixed Rate Notes Maturity Date”).

(d)               Interest. Interest payable on any 2050 Fixed Rate Notes Interest Payment Date (as defined below), the 2050 Fixed Rate Notes Maturity Date or, if applicable, the Redemption Date (as determined in accordance with Section 4.2 of the Base Indenture), shall be the amount accrued from, and including, the immediately preceding 2050 Fixed Rate Notes Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including the original issue date of September 30, 2020 if no interest has been paid or duly provided for with respect to the 2050 Fixed Rate Notes) to but excluding such 2050 Fixed Rate Notes Interest Payment Date, 2050 Fixed Rate Notes Maturity Date or, if applicable, the Redemption Date, as the case may be (each, a “2050 Fixed Rate Notes Interest Period”). The 2050 Fixed Rate Notes will bear interest at the rate of 2.800% per year from the original issue date thereof to the 2050 Fixed Rate Notes Maturity Date. Interest on the 2050 Fixed Rate Notes shall be payable semi-annually in arrears on April 1 and October 1 of each year, beginning on April 1, 2021 (each such date, a “2050 Fixed Rate Notes Interest Payment Date”). The amount of interest payable for any semi-annual 2050 Fixed Rate Notes Interest Period will be computed on the basis of a 360-day year consisting of twelve 30-day months. In the event any 2050 Fixed Rate Notes Interest Payment Date on or before the 2050 Fixed Rate Notes Maturity Date falls on a day that is not a Business Day, the interest payment due on that date will be postponed to the next day that is a Business Day and no interest shall accrue as a result of such postponement.

In the event the 2050 Fixed Rate Notes Maturity Date or, if applicable, the Redemption Date, falls on a day that is not a Business Day, then the related payments of principal, premium, if any, and interest may be made on the next succeeding date that is a Business Day (and no additional interest will accumulate on the amount payable for the period from and after the 2050 Fixed Rate Notes Maturity Date or Redemption Date, as applicable, for such 2050 Fixed Rate Note). Interest due on the 2050 Fixed Rate Notes Maturity Date or, if applicable, the Redemption Date, in each case (whether or not a 2050 Fixed Rate Notes Interest Payment Date) will be paid to the Person to whom principal of such 2050 Fixed Rate Notes is payable, subject to DTC’s applicable procedures.

(e)               Sinking Fund; Holder Repurchase Right. The 2050 Fixed Rate Notes shall not be subject to any sinking fund or analogous provision or be redeemable at the option of the Holders.

(f)                Forms. The 2050 Fixed Rate Notes shall be substantially in the form of Exhibit G attached hereto, with such modifications thereto as may be approved by the authorized officer executing the same.

(g)               Appointment of Agent. The Trustee will initially be the Registrar and Paying Agent with respect to the 2050 Fixed Rate Notes.

(h)               Defeasance. Until the 2050 Fixed Rate Notes Maturity Date, the 2050 Fixed Rate Notes will be subject to Sections 11.2 and 11.3 of the Base Indenture.

(i)                 Further Issues. The Company may from time to time, without the consent of the Holders of 2050 Fixed Rate Notes, issue additional 2050 Fixed Rate Notes. Any such additional 2050 Fixed Rate Notes will have the same ranking, interest rate, maturity date and other terms as the 2050 Fixed Rate Notes. Any such additional 2050 Fixed Rate Notes, together with the 2050 Fixed Rate Notes herein provided for, will constitute a single series of Securities under the Indenture.

Article 9

COVENANTS

Section 9.01       Exempted Liens and Sale and Leaseback Transactions. Section 5.4 of the Base Indenture is eliminated in its entirety and replaced, solely insofar as it relates to the Securities issued pursuant to this Eighth Supplemental Indenture on and after the date of this Eighth Supplemental Indenture:

“Section 5.4 Exempted Liens and Sale and Leaseback Transactions. Notwithstanding the restrictions described in Sections 5.2 and 5.3 above, the Corporation or any Restricted Subsidiary may create or assume any Liens not otherwise permitted under Section 5.2 or enter into any Sale and Leaseback Transactions not otherwise permitted under Section 5.3, if the sum of the following does not exceed 20% of Consolidated Net Tangible Assets:

(i)       the outstanding Indebtedness secured by such Liens (not including any Liens permitted under Section 5.2 above which amount does not include any Liens permitted under the provisions of this Section 5.4); plus

(ii)       all Attributable Debt in respect of such Sale and Leaseback Transactions entered into (not including any Sale and Leaseback Transactions permitted under Section 5.3 which amount does not include any Sale and Leaseback Transactions permitted under the provisions of this Section 5.4), measured, in each case, at the time such Lien is incurred or any such Sale and Leaseback Transaction is entered into by the Corporation or such Restricted Subsidiary.”

Article 10

EVENTS OF DEFAULT

Section 10.01   Events of Default. Pursuant to Section 7.1 of the Base Indenture, the term “Event of Default” with respect to each series of Notes shall include, in addition to those otherwise set forth in Section 7.1 of the Base Indenture, the following: the occurrence with respect to any Debt of the Company individually or in the aggregate in excess of $150,000,000 of (a) an event of default that results in such Debt becoming due and payable prior to its scheduled maturity (after giving effect to any applicable grace period) or (b) the failure to make any payment when due (including any applicable grace period) which results in the acceleration of the maturity of such Debt, in each case without such acceleration having been rescinded, annulled or otherwise cured.

Article 11

REDEMPTION OF THE NOTES

Section 11.01   Optional Redemption by Company. The 2023 Floating Rate Notes and the Fixed Rate Notes may be redeemed at the option of the Company on the terms and conditions set forth in the form of Notes as set forth as Exhibit B, Exhibit C, Exhibit D, Exhibit E, Exhibit F or Exhibit G, as applicable. The 2021 Floating Rate Notes may not be redeemed at the option of the Company, in whole or in part, prior to their maturity date.

Section 11.02   Special Mandatory Redemption by the Company. If for any reason (i) the Acquisition is not consummated on or prior to September 13, 2021 or (ii) the Merger Agreement is terminated at any time prior thereto, then the Company shall redeem the Floating Rate Notes, the 2023 Fixed Rate Notes, the 2030 Fixed Rate Notes and the 2040 Fixed Rate Notes on the Special Mandatory Redemption Date at a redemption price equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”). The 2027 Fixed Rate Notes and the 2050 Fixed Rate Notes are not subject to Special Mandatory Redemption.

Section 11.03   Special Mandatory Redemption Procedures.

(a)               Notice of redemption pursuant to Section 11.02 (a “Special Mandatory Redemption Notice”) shall be given by the Company, or by the Trustee on the Company’s behalf and at the Company’s sole expense, with a copy to the Trustee, within five Business Days after the occurrence of the event triggering redemption to each Holder of Notes at such Holder’s address as such address shall appear in the records of the Registrar or in accordance with applicable Depositary procedures.

A Special Mandatory Redemption Notice shall state:

(i)                 the Special Mandatory Redemption Date;

(ii)              the Special Mandatory Redemption Price for each series of Notes;

(iii)            that on the Special Mandatory Redemption Date, the Special Mandatory Redemption Price will become due and payable with respect to each Note;

(iv)             the place or places of payment where the Notes are to be surrendered for payment of the Special Mandatory Redemption Price;

(v)               the CUSIP or ISIN numbers of the Notes, if any (or any other numbers used by the Depositary to identify the Notes); and

(vi)             if funds sufficient to pay the Special Mandatory Redemption Price of all Notes to be redeemed on the Special Mandatory Redemption Date are deposited with the Trustee or with a Paying Agent on or before such Special Mandatory Redemption Date, that such Notes shall cease to bear interest on and after such Special Mandatory Redemption Date.

(b)               On or prior to 11:00 a.m., New York City time, on the Special Mandatory Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent an amount of money in the Currency in which the Notes are denominated sufficient to pay the Special Mandatory Redemption Price of the Notes that are to be redeemed on that date.

(c)               Each Special Mandatory Redemption Notice having been given as aforesaid, the Notes shall, on the Special Mandatory Redemption Date, become due and payable at the Special Mandatory Redemption Price therein specified. If funds sufficient to pay the Special Mandatory Redemption Price of all Notes to be redeemed on the Special Mandatory Redemption Date are deposited with the Trustee or with the Paying Agent on or before 11:00 a.m. New York City time on such Special Mandatory Redemption Date, the Notes shall cease to bear interest on and after such Special Mandatory Redemption Date (unless the Company shall default on the payment of the Special Mandatory Redemption Price). Upon surrender of any Note for redemption in accordance with said notice, such Note shall be paid by the Company at the Special Mandatory Redemption Price; provided, however, that installments of interest on Notes for which the relevant Interest Payment Date is on or prior to the Special Mandatory Redemption Date shall be due and payable to the Holders of such Notes as of the close of business on the relevant Regular Record Date.

(d)               If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal thereof shall, until paid, bear interest from the Special Mandatory Redemption Date at the rate prescribed therefor in the Note.

Article 12

CHANGE OF CONTROL

Section 12.01   Offer to Purchase Upon Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event (as defined in the form of Note set forth as Exhibit A, Exhibit B, Exhibit C, Exhibit D, Exhibit E, Exhibit F or Exhibit G, as applicable), except with respect to any Fixed Rate Notes for which the Company has exercised its option to redeem the Notes of such series in full pursuant to Section 11.01, or unless the Company has been required to redeem the Notes in full pursuant to Section 11.02, the Company shall be required to make an offer to each Holder of the applicable series of Notes to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s applicable series of Notes on the terms and conditions set forth in the form of Note set forth as Exhibit A, Exhibit B, Exhibit C, Exhibit D, Exhibit E, Exhibit F or Exhibit G, as applicable.

Article 13

MISCELLANEOUS

Section 13.01   Relationship to Existing Base Indenture. This Eighth Supplemental Indenture is a supplemental indenture within the meaning of the Base Indenture. The Base Indenture, as supplemented and amended by this Eighth Supplemental Indenture, is in all respects ratified, confirmed and approved and, with respect to each series of Notes, the Base Indenture, as supplemented and amended by this Eighth Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

Section 13.02   Modification of the Existing Base Indenture. Except as expressly modified by this Eighth Supplemental Indenture, the provisions of the Base Indenture shall govern the terms and conditions of each series of Notes.

Section 13.03   Governing Law. This Eighth Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Section 13.04   Counterparts. This Eighth Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Eighth Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Eighth Supplemental Indenture as to the parties hereto and may be used in lieu of the original Eighth Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

Section 13.05   Trustee Makes No Representation. The recitals contained herein are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Eighth Supplemental Indenture (except for its execution thereof and its certificates of authentication of any series of Notes).

Section 13.06   Separability. In case any provision in the Base Indenture, this Eighth Supplemental Indenture or any series of Notes shall for any reason be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Eighth Supplemental Indenture to be duly executed and attested all as of the day and year first above written.

Date: September 30, 2020

GILEAD SCIENCES, INC., as Issuer

By:	/s/ Andrew D. Dickinson
Name: Andrew D. Dickinson
Title: Executive Vice President and Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Maddy Hughes
Name: Maddy Hughes
Title: Vice President

[Signature Page to Eighth Supplemental Indenture]

EXHIBIT A
FORM OF 2021 FLOATING RATE NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF THE DEPOSITARY WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE OR ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

GILEAD SCIENCES, INC.

No. ___	CUSIP NO. 375558 BU6

$______________

Interest. Gilead Sciences, Inc., a corporation duly incorporated and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of _____________ DOLLARS ($_________), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on September 17, 2021 and to pay interest thereon from September 30, 2020 or from the most recent 2021 Floating Rate Notes Interest Payment Date to which interest has been paid or duly provided for, quarterly on March 17, June 17, September 17 and December 17 in each year, commencing December 17, 2020 at the interest rate set forth below, until the principal hereof is paid or made available for payment. The amount of interest payable for any period will be computed on the basis of a 360-day year and the actual number of days elapsed in the period.

The interest rate on the 2021 Floating Rate Notes for a particular Interest Period will be a per annum rate equal to the Benchmark, which will initially be three-month LIBOR, plus 0.15%, accruing from September 30, 2020 and reset quarterly, determined as provided below by the Calculation Agent (it being understood that after a Benchmark Replacement Event occurs, such interest rate will be determined by the Company or its Designee). Interest on the 2021 Floating Rate Notes will be payable quarterly in arrears on each March 17, June 17, September 17 and December 17 (each a “2021 Floating Rate Notes Interest Payment Date”), commencing on December 17, 2020, subject to adjustment as provided below if any such date is not a Business Day, the 2021 Floating Rate Notes Maturity Date or, if applicable, the Special Mandatory Redemption Date. The interest on the 2021 Floating Rate Notes will be reset on each Interest Reset Date.

With respect to the 2021 Floating Rate Notes, accrued interest is calculated by multiplying the face amount by an accrued interest factor. The accrued interest factor is computed by adding the interest factor calculated for each day from the date of issue, or from, and including, the last date to which interest has been paid or duly provided for, to, but excluding, the date for which accrued interest is being calculated. The “interest factor” for each day is computed by dividing the interest rate applicable to that day by 360.

All percentages resulting from any calculation of the interest rate on the 2021 Floating Rate Notes will be rounded to the nearest one millionth of a percentage point with five ten millionths of a percentage point rounded upwards (e.g., 9.8765445% (or .098765445) would be rounded to 9.876545% (or .09876545)), and all dollar amounts used in or resulting from such calculation on the floating rate notes will be rounded to the nearest cent (with one-half cent being rounded upwards).

The interest rate on the 2021 Floating Rate Notes will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application, or lower than 0.00%.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any 2021 Floating Rate Notes Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on March 2, June 2, September 2, and December 2 (the “Regular Record Date”) as the case may be, immediately preceding the applicable 2021 Floating Rate Notes Interest Payment Date (whether or not such record date is a Business Day); provided, however, that interest payable at the 2021 Floating Rate Notes Maturity Date or, if applicable, the Special Mandatory Redemption Date, shall be payable to the persons to whom principal shall be payable, subject to DTC’s applicable procedures.

Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Trustee maintained for that purpose in the continental United States, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

GILEAD SCIENCES, INC.

By:
Name:
Title:

[Global 2021 Floating Rate Note]

[FORM OF CERTIFICATION OF AUTHENTICATION]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

[FORM OF REVERSE OF 2021 FLOATING RATE NOTE]

Indenture. This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 30, 2011 (as heretofore supplemented, herein called the “Base Indenture”, which term shall have the meaning assigned to it in such instrument), as supplemented by a Eighth Supplemental Indenture dated as of September 30, 2020 (herein called the “Eighth Supplemental Indenture”, and together with the Base Indenture, the “Indenture”), between the Company and Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $500,000,000. The Company may at any time issue additional securities under the Indenture in unlimited amounts having the same terms as the Securities.

No Optional Redemption. The Securities of this series are not subject to redemption at the Company’s option, at any time and from time to time, in whole or in part, prior to their Stated Maturity.

Special Mandatory Redemption. If for any reason (i) the Acquisition is not consummated on or prior to September 13, 2021 or (ii) the Merger Agreement is terminated at any time prior thereto, then the Company shall redeem all the Securities of this series on the Special Mandatory Redemption Date at a redemption price equal to 101% of the aggregate principal amount of the Securities of this series, plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date. The Company, or the trustee on the Company’s behalf and at the Company’s sole expense, will cause the notice of special mandatory redemption to be sent, with a copy to the trustee, within five Business Days after the occurrence of the event triggering redemption to each Holder at its registered address or in accordance with applicable depositary procedures.

Change of Control. If a Change of Control Triggering Event occurs, unless the Company has redeemed the Securities as described in “Special Mandatory Redemption” above, the Company will be required to make an offer to repurchase all, or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof), of each Holder’s Securities pursuant to the offer described below (the “Change of Control Offer”) on the terms set forth herein. In the Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of Securities repurchased plus accrued and unpaid interest, if any, on the Securities repurchased, to the date of repurchase (the “Change of Control Payment”), subject to the rights of Holders of Securities on the relevant record date to receive interest due on the relevant Interest Payment Date.

Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company will be required to send, or cause the Trustee to send on the Company’s behalf and at the Company’s sole expense, by first class mail or in accordance with applicable depositary procedures, a notice to Holders of Securities describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Securities on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is sent (the “Change of Control Payment Date”), pursuant to the procedures required herein and described in such notice. The Company must comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Company will be required to comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.

On the Change of Control Payment Date, the Company will be required, to the extent lawful, to:

(a) accept for payment all Securities or portions of Securities properly tendered, and not validly withdrawn, pursuant to the Change of Control Offer;

(b) no later than 11:00 a.m. New York City time, deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities or portions of Securities properly tendered and not validly withdrawn; and

(c) deliver or cause to be delivered to the Trustee the Securities properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Securities or portions of Securities being purchased by the Company.

The Paying Agent will be required to send promptly to each Holder who properly tendered Securities the purchase price for such Securities and the Trustee will be required to authenticate and send (or cause to be transferred by book entry) promptly to each such Holder a new Security equal in principal amount to any unpurchased portion of the Securities surrendered, if any; provided that each new Security will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

Notwithstanding the foregoing, the Company will not be required to make a Change of Control Offer with respect to the Securities upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Company and the third party purchases all such Securities properly tendered and not validly withdrawn under its offer. Further, the Company will not be required to repurchase any Securities if there has occurred and is continuing on the Change of Control Payment Date an Event of Default.

If Holders of not less than 90% in aggregate principal amount of the outstanding Notes of any series validly tender and do not withdraw such notes in a Change of Control Offer and the Company, or any third party making such an offer in lieu of the Company as described above, purchases all of such notes validly tendered and not withdrawn by such Holders, the Company or such third party will have the right, upon not less than 30 days nor more than 60 days’ prior notice, provided that such notice is given not more than 30 days following such repurchase pursuant to the Change of Control Offer described above, to redeem all Notes of such series that remain outstanding following such purchase on a date specified in such notice (the “Second Change of Control Payment Date”) and at a price in cash equal to 101% of the aggregate principal amount of the notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the Second Change of Control Payment Date.

For purposes of the foregoing discussion of a repurchase at the option of Holders, the following definitions are applicable:

“Capital Stock” means the capital stock of every class whether now or hereafter authorized, regardless of whether such capital stock shall be limited to a fixed sum or percentage with respect to the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of such corporation.

“Change of Control” means the occurrence of any of the following:

(a)       the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Company’s assets and the assets of its Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its Subsidiaries;

(b)       the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its Subsidiaries, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s then outstanding Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares;

(c)       the Company consolidates, or merges with or into any person, or any person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of its Voting Stock or the Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person or any direct or indirect parent company of the surviving person immediately after giving effect to such transaction; or

(d)       the adoption of a plan relating to the Company’s liquidation or dissolution.

Notwithstanding paragraphs (a), (b) and (c) above, a transaction will not be considered to be a Change of Control if (a) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (b)(x) immediately following that transaction, the direct or indirect holders of the Voting Stock of the holding company are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (y) immediately following that transaction, no person is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event. Notwithstanding anything herein to the contrary, no Change of Control Triggering Event will be deemed to have occurred in connection with (i) any particular Change of Control unless and until such Change of Control has actually been consummated or (ii) any reduction in rating if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result of any event or circumstance comprised of or arising as a result of, or in respect of, a Change of Control (whether or not the Change of Control shall have occurred at the time of the reduction in rating).

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) and a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) or the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company in accordance with the definition of “Rating Agencies.”

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agencies” means (a) each of Moody’s and S&P; and (b) if any of Moody’s or S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act that is selected by the Company (as certified by a resolution of the Company’s board of directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“Rating Event” means, with respect to the Securities, the rating on the Securities is lowered below Investment Grade by each of the Rating Agencies then providing a rating for such Securities on any date beginning on the date of public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of such Securities is under publicly announced consideration for possible downgrade by any of the Rating Agencies, such extension to last with respect to each such Rating Agency until the date on which such Rating Agency considering such possible downgrade either (x) rates such Securities below Investment Grade or (y) publicly announces that it is no longer considering such Securities for possible downgrade).

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

“Voting Stock” means, with respect to any specified person as of any date, the Capital Stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture, which provisions apply to this Security. This Security is not subject to repayment at the Holder’s option.

No reference herein to the Indenture and no provision of this Security or the Indenture shall affect or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the respective due dates, place and rate, and in the Currency herein prescribed.

Default and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Denominations; Transfer and Exchange. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the records of the Registrar, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and the Securities, including this Security, shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused “CUSIP” numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby
sells, assigns and transfers unto

PLEASE INSERT SOCIAL
SECURITY OR OTHER IDENTIFYING
NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address, including Zip Code, of Assignee)

the within Security of Gilead Sciences, Inc. and________________ hereby does irrevocably constitute and appoint

Attorney to transfer said Security on the books of the within-named Company with full power of substitution in the premises
Dated:

Signature

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:

NOTICE: Signature(s) must be guaranteed by an “eligible guarantor institution” that is a member or participant in a “signature guarantee program” (e.g., the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program and the New York Stock Exchange Medallion Program).

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT B
FORM OF 2023 FLOATING RATE NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF THE DEPOSITARY WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE OR ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

GILEAD SCIENCES, INC.

No. ___	CUSIP NO. 375558 BV4
$______________

Interest. Gilead Sciences, Inc., a corporation duly incorporated and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of _____________ DOLLARS ($_________), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on September 29, 2023 and to pay interest thereon from September 30, 2020 or from the most recent 2023 Floating Rate Notes Interest Payment Date to which interest has been paid or duly provided for, quarterly on March 29, June 29, September 29 and December 29 in each year, commencing December 29, 2020 at the interest rate set forth below, until the principal hereof is paid or made available for payment. The amount of interest payable for any period will be computed on the basis of a 360-day year and the actual number of days elapsed in the period.

The interest rate on the 2023 Floating Rate Notes for a particular Interest Period will be a per annum rate equal to the Benchmark, which will initially be three-month LIBOR, plus 0.52%, accruing from September 30, 2020 and reset quarterly, determined as provided below by the Calculation Agent (it being understood that after a Benchmark Replacement Event occurs, such interest rate will be determined by the Company or its Designee). Interest on the 2023 Floating Rate Notes will be payable quarterly in arrears on each March 29, June 29, September 29 and December 29 (each a “2023 Floating Rate Notes Interest Payment Date”), commencing on December 29, 2020, subject to adjustment as provided below if any such date is not a Business Day, the 2023 Floating Rates Maturity Date or, if applicable, the Redemption Date or the Special Mandatory Redemption Date. The interest on the 2023 Floating Rate Notes will be reset on each Interest Reset Date.

With respect to the 2023 Floating Rate Notes, accrued interest is calculated by multiplying the face amount by an accrued interest factor. The accrued interest factor is computed by adding the interest factor calculated for each day from the date of issue, or from, and including, the last date to which interest has been paid or duly provided for, to, but excluding, the date for which accrued interest is being calculated. The “interest factor” for each day is computed by dividing the interest rate applicable to that day by 360.

All percentages resulting from any calculation of the interest rate on the 2023 Floating Rate Notes will be rounded to the nearest one millionth of a percentage point with five ten millionths of a percentage point rounded upwards (e.g., 9.8765445% (or .098765445) would be rounded to 9.876545% (or .09876545)), and all dollar amounts used in or resulting from such calculation on the floating rate notes will be rounded to the nearest cent (with one-half cent being rounded upwards).

The interest rate on the 2023 Floating Rate Notes will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application, or lower than 0.00%.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any 2023 Floating Rate Notes Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on March 14, June 14, September 14 and December 14 (the “Regular Record Date”) as the case may be, immediately preceding the applicable 2023 Floating Rate Notes Interest Payment Date (whether or not such record date is a Business Day); provided, however, that interest payable at the 2023 Floating Rate Notes Maturity Date, or if applicable, the Redemption Date or the Special Mandatory Redemption Date, shall be payable to the persons to whom principal shall be payable, subject to DTC’s applicable procedures. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Trustee maintained for that purpose in the continental United States, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

GILEAD SCIENCES, INC.

By:
Name:
Title:

[Global 2023 Floating Rate Note]

[FORM OF CERTIFICATION OF AUTHENTICATION]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

[FORM OF REVERSE OF 2023 FLOATING RATE NOTE]

Indenture. This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 30, 2011 (as heretofore supplemented, herein called the “Base Indenture”, which term shall have the meaning assigned to it in such instrument), as supplemented by a Eighth Supplemental Indenture dated as of September 30, 2020 (herein called the “Eighth Supplemental Indenture”, and together with the Base Indenture, the “Indenture”), between the Company and Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $500,000,000. The Company may at any time issue additional securities under the Indenture in unlimited amounts having the same terms as the Securities.

Optional Redemption. At any time on or after September 30, 2021, the Company may redeem the Securities of this series at the Company’s option, in whole or in part, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest on the Securities to be redeemed to, but excluding the Redemption Date. Notice of any redemption of the notes will be mailed or sent electronically at least 10 days but not more than 60 days before the redemption date to each Holder of the notes to be redeemed.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

Special Mandatory Redemption. If for any reason (i) the Acquisition is not consummated on or prior to September 13, 2021 or (ii) the Merger Agreement is terminated at any time prior thereto, then the Company shall redeem all the Securities of this series on the Special Mandatory Redemption Date at a redemption price equal to 101% of the aggregate principal amount of the Securities of this series, plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date. The Company, or the trustee on the Company’s behalf and at the Company’s sole expense, will cause the notice of special mandatory redemption to be sent, with a copy to the trustee, within five Business Days after the occurrence of the event triggering redemption to each Holder at its registered address or in accordance with applicable depositary procedures.

Change of Control. If a Change of Control Triggering Event occurs, unless the Company has redeemed the Securities as described in “Special Mandatory Redemption” above, the Company will be required to make an offer to repurchase all, or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof), of each Holder’s Securities pursuant to the offer described below (the “Change of Control Offer”) on the terms set forth herein. In the Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of Securities repurchased plus accrued and unpaid interest, if any, on the Securities repurchased, to the date of repurchase (the “Change of Control Payment”), subject to the rights of Holders of Securities on the relevant record date to receive interest due on the relevant Interest Payment Date.

Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company will be required to send, or cause the Trustee to send on the Company’s behalf and at the Company’s sole expense, by first class mail or in accordance with applicable depositary procedures, a notice to Holders of Securities describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Securities on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is sent (the “Change of Control Payment Date”), pursuant to the procedures required herein and described in such notice. The Company must comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Company will be required to comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.

On the Change of Control Payment Date, the Company will be required, to the extent lawful, to:

(a) accept for payment all Securities or portions of Securities properly tendered, and not validly withdrawn, pursuant to the Change of Control Offer;

(b) no later than 11:00 a.m. New York City time, deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities or portions of Securities properly tendered and not validly withdrawn; and

(c) deliver or cause to be delivered to the Trustee the Securities properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Securities or portions of Securities being purchased by the Company.

The Paying Agent will be required to send promptly to each Holder who properly tendered Securities the purchase price for such Securities and the Trustee will be required to authenticate and send (or cause to be transferred by book entry) promptly to each such Holder a new Security equal in principal amount to any unpurchased portion of the Securities surrendered, if any; provided that each new Security will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

Notwithstanding the foregoing, the Company will not be required to make a Change of Control Offer with respect to the Securities upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Company and the third party purchases all such Securities properly tendered and not validly withdrawn under its offer. Further, the Company will not be required to repurchase any Securities if there has occurred and is continuing on the Change of Control Payment Date an Event of Default.

If Holders of not less than 90% in aggregate principal amount of the outstanding Notes of any series validly tender and do not withdraw such notes in a Change of Control Offer and the Company, or any third party making such an offer in lieu of the Company as described above, purchases all of such notes validly tendered and not withdrawn by such Holders, the Company or such third party will have the right, upon not less than 30 days nor more than 60 days’ prior notice, provided that such notice is given not more than 30 days following such repurchase pursuant to the Change of Control Offer described above, to redeem all Notes of such series that remain outstanding following such purchase on a date specified in such notice (the “Second Change of Control Payment Date”) and at a price in cash equal to 101% of the aggregate principal amount of the notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the Second Change of Control Payment Date.

For purposes of the foregoing discussion of a repurchase at the option of Holders, the following definitions are applicable:

“Capital Stock” means the capital stock of every class whether now or hereafter authorized, regardless of whether such capital stock shall be limited to a fixed sum or percentage with respect to the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of such corporation.

“Change of Control” means the occurrence of any of the following:

(a)       the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Company’s assets and the assets of its Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its Subsidiaries;

(b)       the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its Subsidiaries, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s then outstanding Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares;

(c)       the Company consolidates, or merges with or into any person, or any person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of its Voting Stock or the Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person or any direct or indirect parent company of the surviving person immediately after giving effect to such transaction; or

(d)       the adoption of a plan relating to the Company’s liquidation or dissolution.

Notwithstanding paragraphs (a), (b) and (c) above, a transaction will not be considered to be a Change of Control if (a) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (b)(x) immediately following that transaction, the direct or indirect holders of the Voting Stock of the holding company are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (y) immediately following that transaction, no person is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event. Notwithstanding anything herein to the contrary, no Change of Control Triggering Event will be deemed to have occurred in connection with (i) any particular Change of Control unless and until such Change of Control has actually been consummated or (ii) any reduction in rating if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result of any event or circumstance comprised of or arising as a result of, or in respect of, a Change of Control (whether or not the Change of Control shall have occurred at the time of the reduction in rating).

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) and a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) or the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company in accordance with the definition of “Rating Agencies.”

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agencies” means (a) each of Moody’s and S&P; and (b) if any of Moody’s or S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act that is selected by the Company (as certified by a resolution of the Company’s board of directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“Rating Event” means, with respect to the Securities, the rating on the Securities is lowered below Investment Grade by each of the Rating Agencies then providing a rating for such Securities on any date beginning on the date of public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of such Securities is under publicly announced consideration for possible downgrade by any of the Rating Agencies, such extension to last with respect to each such Rating Agency until the date on which such Rating Agency considering such possible downgrade either (x) rates such Securities below Investment Grade or (y) publicly announces that it is no longer considering such Securities for possible downgrade).

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

“Voting Stock” means, with respect to any specified person as of any date, the Capital Stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture, which provisions apply to this Security. This Security is not subject to repayment at the Holder’s option.

No reference herein to the Indenture and no provision of this Security or the Indenture shall affect or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the respective due dates, place and rate, and in the Currency herein prescribed.

Default and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Denominations; Transfer and Exchange. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the records of the Registrar, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and the Securities, including this Security, shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused “CUSIP” numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby
sells, assigns and transfers unto

PLEASE INSERT SOCIAL
SECURITY OR OTHER IDENTIFYING
NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address, including Zip Code, of Assignee)

the within Security of Gilead Sciences, Inc. and________________ hereby does irrevocably constitute and appoint

Attorney to transfer said Security on the books of the within-named Company with full power of substitution in the premises
Dated:

Signature

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:

NOTICE: Signature(s) must be guaranteed by an “eligible guarantor institution” that is a member or participant in a “signature guarantee program” (e.g., the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program and the New York Stock Exchange Medallion Program).

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT C

FORM OF 2023 FIXED RATE NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF THE DEPOSITARY WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE OR ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

GILEAD SCIENCES, INC.

No. ___	CUSIP NO. 375558 BW2
$______________

Interest. Gilead Sciences, Inc., a corporation duly incorporated and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of _____________ DOLLARS ($_________), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on September 29, 2023 and to pay interest thereon from September 30, 2020 or from the most recent 2023 Fixed Rate Notes Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 29 and September 29, in each year, commencing March 29, 2021 at the interest rate of 0.750% per annum, until the principal hereof is paid or made available for payment. The amount of interest payable for any semi-annual period will be computed on the basis of a 360-day year consisting of twelve 30-day months.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any 2023 Fixed Rate Notes Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 14 or September 14 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Trustee maintained for that purpose in the continental United States, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

GILEAD SCIENCES, INC.

By:
Name:
Title:

[Global 2023 Fixed Rate Note]

[FORM OF CERTIFICATION OF AUTHENTICATION]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

[FORM OF REVERSE OF 2023 FIXED RATE NOTE]

Indenture. This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 30, 2011 (as heretofore supplemented, herein called the “Base Indenture”, which term shall have the meaning assigned to it in such instrument), as supplemented by a Eighth Supplemental Indenture dated as of September 30, 2020 (herein called the “Eighth Supplemental Indenture”, and together with the Base Indenture, the “Indenture”), between the Company and Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $2,000,000,000. The Company may at any time issue additional securities under the Indenture in unlimited amounts having the same terms as the Securities.

Optional Redemption. The Securities of this series are subject to redemption at the Company’s option, at any time and from time to time, in whole or in part, prior to the Par Call Date, upon not less than 10 nor more than 60 days’ notice mailed or sent electronically to each Holder of Securities to be redeemed at his address as it appears in the records of the Registrar, on any date prior to their Stated Maturity at a Redemption Price equal to the greater of (i) 100% of the principal amount of such Securities to be redeemed, plus accrued and unpaid interest thereon to the Redemption Date or (ii) as determined by an Independent Investment Banker (as defined below), the sum of the present values of the Remaining Scheduled Payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 10 basis points, plus in each case accrued and unpaid interest thereon to the Redemption Date; provided that unless the Company defaults in payment of the Redemption Price, on or after the Redemption Date, interest will cease to accrue on the Securities or portions thereof called for redemption.

At any time on or after the Par Call Date, the Company may redeem the Securities of this series at the Company’s option, in whole or in part, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest on the Securities to be redeemed to, but excluding the Redemption Date.

For purposes of determining the optional redemption price, the following definitions are applicable:

“Comparable Treasury Issue” means the United States Treasury security or securities selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

“Comparable Treasury Price” means, with respect to any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than four Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so received (assuming for this purpose that the Securities mature on the Par Call Date).

“Independent Investment Banker” means the Reference Treasury Dealer appointed by the Company.

“Par Call Date” means, with respect to the 2023 Fixed Rate Notes, September 30, 2021.

“Reference Treasury Dealer” means Barclays Capital Inc. and Wells Fargo Securities, LLC, their successors and two other nationally recognized investment banking firms; provided, however, that, if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for the Securities (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Remaining Scheduled Payments” means the remaining scheduled payments of principal of, and interest on, the Notes called for redemption that would be due after the related redemption date but for that redemption (assuming such Notes matured on the applicable Par Call Date). If that redemption date is not an interest payment date with respect to the Notes called for redemption, the amount of the next succeeding scheduled interest payment on the Notes will be reduced by the amount of interest accrued to such redemption date.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The semi-annual equivalent yield to maturity of the Comparable Treasury Issue will be computed as of the third Business Day immediately preceding the Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

Special Mandatory Redemption. If for any reason (i) the Acquisition is not consummated on or prior to September 13, 2021 or (ii) the Merger Agreement is terminated at any time prior thereto, then the Company shall redeem all the Securities of this series on the Special Mandatory Redemption Date at a redemption price equal to 101% of the aggregate principal amount of the Securities of this series, plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date. The Company, or the trustee on the Company’s behalf and at the Company’s sole expense, will cause the notice of special mandatory redemption to be sent, with a copy to the trustee, within five Business Days after the occurrence of the event triggering redemption to each Holder at its registered address or in accordance with applicable depositary procedures.

Change of Control. If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Securities as described in “Optional Redemption” above or has redeemed the Securities as described in “Special Mandatory Redemption” above, the Company will be required to make an offer to repurchase all, or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof), of each Holder’s Securities pursuant to the offer described below (the “Change of Control Offer”) on the terms set forth herein. In the Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of Securities repurchased plus accrued and unpaid interest, if any, on the Securities repurchased, to the date of repurchase (the “Change of Control Payment”), subject to the rights of Holders of Securities on the relevant record date to receive interest due on the relevant Interest Payment Date.

Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company will be required to send, or cause the Trustee to send on the Company’s behalf and at the Company’s sole expense, by first class mail or in accordance with applicable depositary procedures, a notice to Holders of Securities describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Securities on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is sent (the “Change of Control Payment Date”), pursuant to the procedures required herein and described in such notice. The Company must comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Company will be required to comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.

On the Change of Control Payment Date, the Company will be required, to the extent lawful, to:

(a) accept for payment all Securities or portions of Securities properly tendered, and not validly withdrawn, pursuant to the Change of Control Offer;

(b) no later than 11:00 a.m. New York City time, deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities or portions of Securities properly tendered and not validly withdrawn; and

(c) deliver or cause to be delivered to the Trustee the Securities properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Securities or portions of Securities being purchased by the Company.

The Paying Agent will be required to send promptly to each Holder who properly tendered Securities the purchase price for such Securities and the Trustee will be required to authenticate and send (or cause to be transferred by book entry) promptly to each such Holder a new Security equal in principal amount to any unpurchased portion of the Securities surrendered, if any; provided that each new Security will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

Notwithstanding the foregoing, the Company will not be required to make a Change of Control Offer with respect to the Securities upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Company and the third party purchases all such Securities properly tendered and not validly withdrawn under its offer. Further, the Company will not be required to repurchase any Securities if there has occurred and is continuing on the Change of Control Payment Date an Event of Default.

If Holders of not less than 90% in aggregate principal amount of the outstanding Notes of any series validly tender and do not withdraw such notes in a Change of Control Offer and the Company, or any third party making such an offer in lieu of the Company as described above, purchases all of such notes validly tendered and not withdrawn by such Holders, the Company or such third party will have the right, upon not less than 30 days nor more than 60 days’ prior notice, provided that such notice is given not more than 30 days following such repurchase pursuant to the Change of Control Offer described above, to redeem all Notes of such series that remain outstanding following such purchase on a date specified in such notice (the “Second Change of Control Payment Date”) and at a price in cash equal to 101% of the aggregate principal amount of the notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the Second Change of Control Payment Date.

For purposes of the foregoing discussion of a repurchase at the option of Holders, the following definitions are applicable:

“Capital Stock” means the capital stock of every class whether now or hereafter authorized, regardless of whether such capital stock shall be limited to a fixed sum or percentage with respect to the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of such corporation.

“Change of Control” means the occurrence of any of the following:

(a)       the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Company’s assets and the assets of its Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its Subsidiaries;

(b)       the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its Subsidiaries, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s then outstanding Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares;

(c)       the Company consolidates, or merges with or into any person, or any person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of its Voting Stock or the Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person or any direct or indirect parent company of the surviving person immediately after giving effect to such transaction; or

(d)       the adoption of a plan relating to the Company’s liquidation or dissolution.

Notwithstanding paragraphs (a), (b) and (c) above, a transaction will not be considered to be a Change of Control if (a) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (b)(x) immediately following that transaction, the direct or indirect holders of the Voting Stock of the holding company are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (y) immediately following that transaction, no person is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event. Notwithstanding anything herein to the contrary, no Change of Control Triggering Event will be deemed to have occurred in connection with (i) any particular Change of Control unless and until such Change of Control has actually been consummated or (ii) any reduction in rating if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result of any event or circumstance comprised of or arising as a result of, or in respect of, a Change of Control (whether or not the Change of Control shall have occurred at the time of the reduction in rating).

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) and a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) or the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company in accordance with the definition of “Rating Agencies.”

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agencies” means (a) each of Moody’s and S&P; and (b) if any of Moody’s or S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act that is selected by the Company (as certified by a resolution of the Company’s board of directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“Rating Event” means, with respect to the Securities, the rating on the Securities is lowered below Investment Grade by each of the Rating Agencies then providing a rating for such Securities on any date beginning on the date of public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of such Securities is under publicly announced consideration for possible downgrade by any of the Rating Agencies, such extension to last with respect to each such Rating Agency until the date on which such Rating Agency considering such possible downgrade either (x) rates such Securities below Investment Grade or (y) publicly announces that it is no longer considering such Securities for possible downgrade).

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

“Voting Stock” means, with respect to any specified person as of any date, the Capital Stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture, which provisions apply to this Security. This Security is not subject to repayment at the Holder’s option.

No reference herein to the Indenture and no provision of this Security or the Indenture shall affect or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the respective due dates, place and rate, and in the Currency herein prescribed.

Default and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Denominations; Transfer and Exchange. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the records of the Registrar, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and the Securities, including this Security, shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused “CUSIP” numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby
sells, assigns and transfers unto

PLEASE INSERT SOCIAL
SECURITY OR OTHER IDENTIFYING
NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address, including Zip Code, of Assignee)

the within Security of Gilead Sciences, Inc. and________________ hereby does irrevocably constitute and appoint

Attorney to transfer said Security on the books of the within-named Company with full power of substitution in the premises
Dated:

Signature

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:

NOTICE: Signature(s) must be guaranteed by an “eligible guarantor institution” that is a member or participant in a “signature guarantee program” (e.g., the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program and the New York Stock Exchange Medallion Program).

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT D

FORM OF 2027 FIXED RATE NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF THE DEPOSITARY WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE OR ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

GILEAD SCIENCES, INC.

No. ___	CUSIP NO. 375558 BX0
$______________

Interest. Gilead Sciences, Inc., a corporation duly incorporated and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of _____________ DOLLARS ($_________), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on October 1, 2027 and to pay interest thereon from September 30, 2020 or from the most recent 2027 Fixed Rate Notes Interest Payment Date to which interest has been paid or duly provided for, semi-annually on April 1 and October 1, in each year, commencing April 1, 2021 at the interest rate of 1.200% per annum, until the principal hereof is paid or made available for payment. The amount of interest payable for any semi-annual period will be computed on the basis of a 360-day year consisting of twelve 30-day months.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any 2027 Fixed Rate Notes Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Trustee maintained for that purpose in the continental United States, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

GILEAD SCIENCES, INC.
By:
Name:
Title:

[Global 2027 Fixed Rate Note]

[FORM OF CERTIFICATION OF AUTHENTICATION]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee
By:
Authorized Signatory

[FORM OF REVERSE OF 2027 FIXED RATE NOTE]

Indenture. This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 30, 2011 (as heretofore supplemented, herein called the “Base Indenture”, which term shall have the meaning assigned to it in such instrument), as supplemented by a Eighth Supplemental Indenture dated as of September 30, 2020 (herein called the “Eighth Supplemental Indenture”, and together with the Base Indenture, the “Indenture”), between the Company and Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $750,000,000. The Company may at any time issue additional securities under the Indenture in unlimited amounts having the same terms as the Securities.

Optional Redemption. The Securities of this series are subject to redemption at the Company’s option, at any time and from time to time, in whole or in part, prior to the Par Call Date, upon not less than 10 nor more than 60 days’ notice mailed or sent electronically to each Holder of Securities to be redeemed at his address as it appears in the records of the Registrar, on any date prior to their Stated Maturity at a Redemption Price equal to the greater of (i) 100% of the principal amount of such Securities to be redeemed, plus accrued and unpaid interest thereon to the Redemption Date or (ii) as determined by an Independent Investment Banker (as defined below), the sum of the present values of the Remaining Scheduled Payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 12.5 basis points, plus in each case accrued and unpaid interest thereon to the Redemption Date; provided that unless the Company defaults in payment of the Redemption Price, on or after the Redemption Date, interest will cease to accrue on the Securities or portions thereof called for redemption.

At any time on or after the Par Call Date, the Company may redeem the Securities of this series at the Company’s option, in whole or in part, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest on the Securities to be redeemed to, but excluding the Redemption Date.

For purposes of determining the optional redemption price, the following definitions are applicable:

“Comparable Treasury Issue” means the United States Treasury security or securities selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

“Comparable Treasury Price” means, with respect to any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than four Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so received (assuming for this purpose that the Securities mature on the Par Call Date).

“Independent Investment Banker” means the Reference Treasury Dealer appointed by the Company.

“Par Call Date” means, with respect to the 2027 Fixed Rate Notes, August 1, 2027.

“Reference Treasury Dealer” means Barclays Capital Inc. and Wells Fargo Securities, LLC, their successors and two other nationally recognized investment banking firms; provided, however, that, if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for the Securities (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Remaining Scheduled Payments” means the remaining scheduled payments of principal of, and interest on, the Notes called for redemption that would be due after the related redemption date but for that redemption (assuming such Notes matured on the applicable Par Call Date). If that redemption date is not an interest payment date with respect to the Notes called for redemption, the amount of the next succeeding scheduled interest payment on the Notes will be reduced by the amount of interest accrued to such redemption date.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The semi-annual equivalent yield to maturity of the Comparable Treasury Issue will be computed as of the third Business Day immediately preceding the Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

Change of Control. If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Securities as described in “Optional Redemption” above, the Company will be required to make an offer to repurchase all, or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof), of each Holder’s Securities pursuant to the offer described below (the “Change of Control Offer”) on the terms set forth herein. In the Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of Securities repurchased plus accrued and unpaid interest, if any, on the Securities repurchased, to the date of repurchase (the “Change of Control Payment”), subject to the rights of Holders of Securities on the relevant record date to receive interest due on the relevant Interest Payment Date.

Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company will be required to send, or cause the Trustee to send on the Company’s behalf and at the Company’s sole expense, by first class mail or in accordance with applicable depositary procedures, a notice to Holders of Securities describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Securities on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is sent (the “Change of Control Payment Date”), pursuant to the procedures required herein and described in such notice. The Company must comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Company will be required to comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.

On the Change of Control Payment Date, the Company will be required, to the extent lawful, to:

(a) accept for payment all Securities or portions of Securities properly tendered, and not validly withdrawn, pursuant to the Change of Control Offer;

(b) no later than 11:00 a.m. New York City time, deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities or portions of Securities properly tendered and not validly withdrawn; and

(c) deliver or cause to be delivered to the Trustee the Securities properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Securities or portions of Securities being purchased by the Company.

The Paying Agent will be required to send promptly to each Holder who properly tendered Securities the purchase price for such Securities and the Trustee will be required to authenticate and send (or cause to be transferred by book entry) promptly to each such Holder a new Security equal in principal amount to any unpurchased portion of the Securities surrendered, if any; provided that each new Security will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

Notwithstanding the foregoing, the Company will not be required to make a Change of Control Offer with respect to the Securities upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Company and the third party purchases all such Securities properly tendered and not validly withdrawn under its offer. Further, the Company will not be required to repurchase any Securities if there has occurred and is continuing on the Change of Control Payment Date an Event of Default.

If Holders of not less than 90% in aggregate principal amount of the outstanding Notes of any series validly tender and do not withdraw such notes in a Change of Control Offer and the Company, or any third party making such an offer in lieu of the Company as described above, purchases all of such notes validly tendered and not withdrawn by such Holders, the Company or such third party will have the right, upon not less than 30 days nor more than 60 days’ prior notice, provided that such notice is given not more than 30 days following such repurchase pursuant to the Change of Control Offer described above, to redeem all Notes of such series that remain outstanding following such purchase on a date specified in such notice (the “Second Change of Control Payment Date”) and at a price in cash equal to 101% of the aggregate principal amount of the notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the Second Change of Control Payment Date.

For purposes of the foregoing discussion of a repurchase at the option of Holders, the following definitions are applicable:

“Capital Stock” means the capital stock of every class whether now or hereafter authorized, regardless of whether such capital stock shall be limited to a fixed sum or percentage with respect to the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of such corporation.

“Change of Control” means the occurrence of any of the following:

(a)       the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Company’s assets and the assets of its Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its Subsidiaries;

(b)       the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its Subsidiaries, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s then outstanding Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares;

(c)       the Company consolidates, or merges with or into any person, or any person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of its Voting Stock or the Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person or any direct or indirect parent company of the surviving person immediately after giving effect to such transaction; or

(d)       the adoption of a plan relating to the Company’s liquidation or dissolution.

Notwithstanding paragraphs (a), (b) and (c) above, a transaction will not be considered to be a Change of Control if (a) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (b)(x) immediately following that transaction, the direct or indirect holders of the Voting Stock of the holding company are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (y) immediately following that transaction, no person is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event. Notwithstanding anything herein to the contrary, no Change of Control Triggering Event will be deemed to have occurred in connection with (i) any particular Change of Control unless and until such Change of Control has actually been consummated or (ii) any reduction in rating if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result of any event or circumstance comprised of or arising as a result of, or in respect of, a Change of Control (whether or not the Change of Control shall have occurred at the time of the reduction in rating).

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) and a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) or the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company in accordance with the definition of “Rating Agencies.”

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agencies” means (a) each of Moody’s and S&P; and (b) if any of Moody’s or S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act that is selected by the Company (as certified by a resolution of the Company’s board of directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“Rating Event” means, with respect to the Securities, the rating on the Securities is lowered below Investment Grade by each of the Rating Agencies then providing a rating for such Securities on any date beginning on the date of public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of such Securities is under publicly announced consideration for possible downgrade by any of the Rating Agencies, such extension to last with respect to each such Rating Agency until the date on which such Rating Agency considering such possible downgrade either (x) rates such Securities below Investment Grade or (y) publicly announces that it is no longer considering such Securities for possible downgrade).

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

“Voting Stock” means, with respect to any specified person as of any date, the Capital Stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture, which provisions apply to this Security. This Security is not subject to repayment at the Holder’s option.

No reference herein to the Indenture and no provision of this Security or the Indenture shall affect or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the respective due dates, place and rate, and in the Currency herein prescribed.

Default and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Denominations; Transfer and Exchange. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the records of the Registrar, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and the Securities, including this Security, shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused “CUSIP” numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby
sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address, including Zip Code, of Assignee)

the within Security of Gilead Sciences, Inc. and________________ hereby does irrevocably constitute and appoint

Attorney to transfer said Security on the books of the within-named Company with full power of substitution in the premises
Dated:

Signature

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:

NOTICE: Signature(s) must be guaranteed by an “eligible guarantor institution” that is a member or participant in a “signature guarantee program” (e.g., the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program and the New York Stock Exchange Medallion Program).

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT E

FORM OF 2030 FIXED RATE NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF THE DEPOSITARY WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE OR ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

GILEAD SCIENCES, INC.

No. ___	CUSIP NO. 375558 BY8

$______________

Interest. Gilead Sciences, Inc., a corporation duly incorporated and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of _____________ DOLLARS ($_________), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on October 1, 2030 and to pay interest thereon from September 30, 2020 or from the most recent 2030 Fixed Rate Notes Interest Payment Date to which interest has been paid or duly provided for, semi-annually on April 1 and October 1, in each year, commencing April 1, 2021 at the interest rate of 1.650% per annum, until the principal hereof is paid or made available for payment. The amount of interest payable for any semi-annual period will be computed on the basis of a 360-day year consisting of twelve 30-day months.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any 2030 Fixed Rate Notes Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Trustee maintained for that purpose in the continental United States, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

GILEAD SCIENCES, INC.

By:
Name:
Title:

[Global 2030 Fixed Rate Note]

[FORM OF CERTIFICATION OF AUTHENTICATION]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

[FORM OF REVERSE OF 2030 FIXED RATE NOTE]

Indenture. This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 30, 2011 (as heretofore supplemented, herein called the “Base Indenture”, which term shall have the meaning assigned to it in such instrument), as supplemented by a Eighth Supplemental Indenture dated as of September 30, 2020 (herein called the “Eighth Supplemental Indenture”, and together with the Base Indenture, the “Indenture”), between the Company and Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,000,000,000. The Company may at any time issue additional securities under the Indenture in unlimited amounts having the same terms as the Securities.

Optional Redemption. The Securities of this series are subject to redemption at the Company’s option, at any time and from time to time, in whole or in part, prior to the Par Call Date, upon not less than 10 nor more than 60 days’ notice mailed or sent electronically to each Holder of Securities to be redeemed at his address as it appears in the records of the Registrar, on any date prior to their Stated Maturity at a Redemption Price equal to the greater of (i) 100% of the principal amount of such Securities to be redeemed, plus accrued and unpaid interest thereon to the Redemption Date or (ii) as determined by an Independent Investment Banker (as defined below), the sum of the present values of the Remaining Scheduled Payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 15 basis points, plus in each case accrued and unpaid interest thereon to the Redemption Date; provided that unless the Company defaults in payment of the Redemption Price, on or after the Redemption Date, interest will cease to accrue on the Securities or portions thereof called for redemption.

At any time on or after the Par Call Date, the Company may redeem the Securities of this series at the Company’s option, in whole or in part, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest on the Securities to be redeemed to, but excluding the Redemption Date.

For purposes of determining the optional redemption price, the following definitions are applicable:

“Comparable Treasury Issue” means the United States Treasury security or securities selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

“Comparable Treasury Price” means, with respect to any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than four Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so received (assuming for this purpose that the Securities mature on the Par Call Date).

“Independent Investment Banker” means the Reference Treasury Dealer appointed by the Company.

“Par Call Date” means, with respect to the 2030 Fixed Rate Notes, July 1, 2030.

“Reference Treasury Dealer” means Barclays Capital Inc. and Wells Fargo Securities, LLC, their successors and two other nationally recognized investment banking firms; provided, however, that, if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for the Securities (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Remaining Scheduled Payments” means the remaining scheduled payments of principal of, and interest on, the Notes called for redemption that would be due after the related redemption date but for that redemption (assuming such Notes matured on the applicable Par Call Date). If that redemption date is not an interest payment date with respect to the Notes called for redemption, the amount of the next succeeding scheduled interest payment on the Notes will be reduced by the amount of interest accrued to such redemption date.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The semi-annual equivalent yield to maturity of the Comparable Treasury Issue will be computed as of the third Business Day immediately preceding the Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

Special Mandatory Redemption. If for any reason (i) the Acquisition is not consummated on or prior to September 13, 2021 or (ii) the Merger Agreement is terminated at any time prior thereto, then the Company shall redeem all the Securities of this series on the Special Mandatory Redemption Date at a redemption price equal to 101% of the aggregate principal amount of the Securities of this series, plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date. The Company, or the trustee on the Company’s behalf and at the Company’s sole expense, will cause the notice of special mandatory redemption to be sent, with a copy to the trustee, within five Business Days after the occurrence of the event triggering redemption to each Holder at its registered address or in accordance with applicable depositary procedures.

Change of Control. If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Securities as described in “Optional Redemption” above or has redeemed the Securities as described in “Special Mandatory Redemption” above, the Company will be required to make an offer to repurchase all, or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof), of each Holder’s Securities pursuant to the offer described below (the “Change of Control Offer”) on the terms set forth herein. In the Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of Securities repurchased plus accrued and unpaid interest, if any, on the Securities repurchased, to the date of repurchase (the “Change of Control Payment”), subject to the rights of Holders of Securities on the relevant record date to receive interest due on the relevant Interest Payment Date.

Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company will be required to send, or cause the Trustee to send on the Company’s behalf and at the Company’s sole expense, by first class mail or in accordance with applicable depositary procedures, a notice to Holders of Securities describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Securities on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is sent (the “Change of Control Payment Date”), pursuant to the procedures required herein and described in such notice. The Company must comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Company will be required to comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.

On the Change of Control Payment Date, the Company will be required, to the extent lawful, to:

(a) accept for payment all Securities or portions of Securities properly tendered, and not validly withdrawn, pursuant to the Change of Control Offer;

(b) no later than 11:00 a.m. New York City time, deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities or portions of Securities properly tendered and not validly withdrawn; and

(c) deliver or cause to be delivered to the Trustee the Securities properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Securities or portions of Securities being purchased by the Company.

The Paying Agent will be required to send promptly to each Holder who properly tendered Securities the purchase price for such Securities and the Trustee will be required to authenticate and send (or cause to be transferred by book entry) promptly to each such Holder a new Security equal in principal amount to any unpurchased portion of the Securities surrendered, if any; provided that each new Security will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

Notwithstanding the foregoing, the Company will not be required to make a Change of Control Offer with respect to the Securities upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Company and the third party purchases all such Securities properly tendered and not validly withdrawn under its offer. Further, the Company will not be required to repurchase any Securities if there has occurred and is continuing on the Change of Control Payment Date an Event of Default.

If Holders of not less than 90% in aggregate principal amount of the outstanding Notes of any series validly tender and do not withdraw such notes in a Change of Control Offer and the Company, or any third party making such an offer in lieu of the Company as described above, purchases all of such notes validly tendered and not withdrawn by such Holders, the Company or such third party will have the right, upon not less than 30 days nor more than 60 days’ prior notice, provided that such notice is given not more than 30 days following such repurchase pursuant to the Change of Control Offer described above, to redeem all Notes of such series that remain outstanding following such purchase on a date specified in such notice (the “Second Change of Control Payment Date”) and at a price in cash equal to 101% of the aggregate principal amount of the notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the Second Change of Control Payment Date.

For purposes of the foregoing discussion of a repurchase at the option of Holders, the following definitions are applicable:

“Capital Stock” means the capital stock of every class whether now or hereafter authorized, regardless of whether such capital stock shall be limited to a fixed sum or percentage with respect to the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of such corporation.

“Change of Control” means the occurrence of any of the following:

(a)       the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Company’s assets and the assets of its Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its Subsidiaries;

(b)       the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its Subsidiaries, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s then outstanding Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares;

(c)       the Company consolidates, or merges with or into any person, or any person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of its Voting Stock or the Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person or any direct or indirect parent company of the surviving person immediately after giving effect to such transaction; or

(d)       the adoption of a plan relating to the Company’s liquidation or dissolution.

Notwithstanding paragraphs (a), (b) and (c) above, a transaction will not be considered to be a Change of Control if (a) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (b)(x) immediately following that transaction, the direct or indirect holders of the Voting Stock of the holding company are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (y) immediately following that transaction, no person is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event. Notwithstanding anything herein to the contrary, no Change of Control Triggering Event will be deemed to have occurred in connection with (i) any particular Change of Control unless and until such Change of Control has actually been consummated or (ii) any reduction in rating if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result of any event or circumstance comprised of or arising as a result of, or in respect of, a Change of Control (whether or not the Change of Control shall have occurred at the time of the reduction in rating).

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) and a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) or the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company in accordance with the definition of “Rating Agencies.”

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agencies” means (a) each of Moody’s and S&P; and (b) if any of Moody’s or S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act that is selected by the Company (as certified by a resolution of the Company’s board of directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“Rating Event” means, with respect to the Securities, the rating on the Securities is lowered below Investment Grade by each of the Rating Agencies then providing a rating for such Securities on any date beginning on the date of public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of such Securities is under publicly announced consideration for possible downgrade by any of the Rating Agencies, such extension to last with respect to each such Rating Agency until the date on which such Rating Agency considering such possible downgrade either (x) rates such Securities below Investment Grade or (y) publicly announces that it is no longer considering such Securities for possible downgrade).

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

“Voting Stock” means, with respect to any specified person as of any date, the Capital Stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture, which provisions apply to this Security. This Security is not subject to repayment at the Holder’s option.

No reference herein to the Indenture and no provision of this Security or the Indenture shall affect or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the respective due dates, place and rate, and in the Currency herein prescribed.

Default and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Denominations; Transfer and Exchange. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the records of the Registrar, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and the Securities, including this Security, shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused “CUSIP” numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby
sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address, including Zip Code, of Assignee)

the within Security of Gilead Sciences, Inc. and________________ hereby does irrevocably constitute and appoint

Attorney to transfer said Security on the books of the within-named Company with full power of substitution in the premises
Dated:

Signature

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:

NOTICE: Signature(s) must be guaranteed by an “eligible guarantor institution” that is a member or participant in a “signature guarantee program” (e.g., the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program and the New York Stock Exchange Medallion Program).

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT F

FORM OF 2040 FIXED RATE NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF THE DEPOSITARY WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE OR ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

GILEAD SCIENCES, INC.

No. ___	CUSIP NO. 375558 BS1 $______________

Interest. Gilead Sciences, Inc., a corporation duly incorporated and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of _____________ DOLLARS ($_________), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on October 1, 2040 and to pay interest thereon from September 30, 2020 or from the most recent 2040 Fixed Rate Notes Interest Payment Date to which interest has been paid or duly provided for, semi-annually on April 1 and October 1 in each year, commencing April 1, 2021 at the interest rate of 2.600% per annum, until the principal hereof is paid or made available for payment. The amount of interest payable for any semi-annual period will be computed on the basis of a 360-day year consisting of twelve 30-day months.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any 2040 Fixed Rate Notes Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Trustee maintained for that purpose in the continental United States, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

GILEAD SCIENCES, INC.
By:
Name:
Title:

[Global 2040 Fixed Rate Note]

[FORM OF CERTIFICATION OF AUTHENTICATION]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee
By:
Authorized Signatory

[FORM OF REVERSE OF 2040 FIXED RATE NOTE]

Indenture. This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 30, 2011 (as heretofore supplemented, herein called the “Base Indenture”, which term shall have the meaning assigned to it in such instrument), as supplemented by a Eighth Supplemental Indenture dated as of September 30, 2020 (herein called the “Eighth Supplemental Indenture”, and together with the Base Indenture, the “Indenture”), between the Company and Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,000,000,000. The Company may at any time issue additional securities under the Indenture in unlimited amounts having the same terms as the Securities.

Optional Redemption. The Securities of this series are subject to redemption at the Company’s option, at any time and from time to time, in whole or in part, prior to the Par Call Date, upon not less than 10 nor more than 60 days’ notice mailed or sent electronically to each Holder of Securities to be redeemed at his address as it appears in the records of the Registrar, on any date prior to their Stated Maturity at a Redemption Price equal to the greater of (i) 100% of the principal amount of such Securities to be redeemed, plus accrued and unpaid interest thereon to the Redemption Date or (ii) as determined by an Independent Investment Banker (as defined below), the sum of the present values of the Remaining Scheduled Payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 20 basis points, plus in each case accrued and unpaid interest thereon to the Redemption Date; provided that unless the Company defaults in payment of the Redemption Price, on or after the Redemption Date, interest will cease to accrue on the Securities or portions thereof called for redemption.

At any time on or after the Par Call Date, the Company may redeem the Securities of this series at the Company’s option, in whole or in part, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest on the Securities to be redeemed to, but excluding the Redemption Date.

For purposes of determining the optional redemption price, the following definitions are applicable:

“Comparable Treasury Issue” means the United States Treasury security or securities selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

“Comparable Treasury Price” means, with respect to any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than four Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so received (assuming for this purpose that the Securities mature on the Par Call Date).

“Independent Investment Banker” means the Reference Treasury Dealer appointed by the Company.

“Par Call Date” means, with respect to the 2040 Fixed Rate Notes, April 1, 2040.

“Reference Treasury Dealer” means Barclays Capital Inc. and Wells Fargo Securities, LLC, their successors and two other nationally recognized investment banking firms; provided, however, that, if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for the Securities (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Remaining Scheduled Payments” means the remaining scheduled payments of principal of, and interest on, the Notes called for redemption that would be due after the related redemption date but for that redemption (assuming such Notes matured on the applicable Par Call Date). If that redemption date is not an interest payment date with respect to the Notes called for redemption, the amount of the next succeeding scheduled interest payment on the Notes will be reduced by the amount of interest accrued to such redemption date.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The semi-annual equivalent yield to maturity of the Comparable Treasury Issue will be computed as of the third Business Day immediately preceding the Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

Special Mandatory Redemption. If for any reason (i) the Acquisition is not consummated on or prior to September 13, 2021 or (ii) the Merger Agreement is terminated at any time prior thereto, then the Company shall redeem all the Securities of this series on the Special Mandatory Redemption Date at a redemption price equal to 101% of the aggregate principal amount of the Securities of this series, plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date. The Company, or the trustee on the Company’s behalf and at the Company’s sole expense, will cause the notice of special mandatory redemption to be sent, with a copy to the trustee, within five Business Days after the occurrence of the event triggering redemption to each Holder at its registered address or in accordance with applicable depositary procedures.

Change of Control. If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Securities as described in “Optional Redemption” above or has redeemed the Securities as described in “Special Mandatory Redemption” above, the Company will be required to make an offer to repurchase all, or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof), of each Holder’s Securities pursuant to the offer described below (the “Change of Control Offer”) on the terms set forth herein. In the Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of Securities repurchased plus accrued and unpaid interest, if any, on the Securities repurchased, to the date of repurchase (the “Change of Control Payment”), subject to the rights of Holders of Securities on the relevant record date to receive interest due on the relevant Interest Payment Date.

Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company will be required to send, or cause the Trustee to send on the Company’s behalf and at the Company’s sole expense, by first class mail or in accordance with applicable depositary procedures, a notice to Holders of Securities describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Securities on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is sent (the “Change of Control Payment Date”), pursuant to the procedures required herein and described in such notice. The Company must comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Company will be required to comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.

On the Change of Control Payment Date, the Company will be required, to the extent lawful, to:

(a) accept for payment all Securities or portions of Securities properly tendered, and not validly withdrawn, pursuant to the Change of Control Offer;

(b) no later than 11:00 a.m. New York City time, deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities or portions of Securities properly tendered and not validly withdrawn; and

(c) deliver or cause to be delivered to the Trustee the Securities properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Securities or portions of Securities being purchased by the Company.

The Paying Agent will be required to send promptly to each Holder who properly tendered Securities the purchase price for such Securities and the Trustee will be required to authenticate and send (or cause to be transferred by book entry) promptly to each such Holder a new Security equal in principal amount to any unpurchased portion of the Securities surrendered, if any; provided that each new Security will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

Notwithstanding the foregoing, the Company will not be required to make a Change of Control Offer with respect to the Securities upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Company and the third party purchases all such Securities properly tendered and not validly withdrawn under its offer. Further, the Company will not be required to repurchase any Securities if there has occurred and is continuing on the Change of Control Payment Date an Event of Default.

If Holders of not less than 90% in aggregate principal amount of the outstanding Notes of any series validly tender and do not withdraw such notes in a Change of Control Offer and the Company, or any third party making such an offer in lieu of the Company as described above, purchases all of such notes validly tendered and not withdrawn by such Holders, the Company or such third party will have the right, upon not less than 30 days nor more than 60 days’ prior notice, provided that such notice is given not more than 30 days following such repurchase pursuant to the Change of Control Offer described above, to redeem all Notes of such series that remain outstanding following such purchase on a date specified in such notice (the “Second Change of Control Payment Date”) and at a price in cash equal to 101% of the aggregate principal amount of the notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the Second Change of Control Payment Date.

For purposes of the foregoing discussion of a repurchase at the option of Holders, the following definitions are applicable:

“Capital Stock” means the capital stock of every class whether now or hereafter authorized, regardless of whether such capital stock shall be limited to a fixed sum or percentage with respect to the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of such corporation.

“Change of Control” means the occurrence of any of the following:

(a)       the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Company’s assets and the assets of its Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its Subsidiaries;

(b)       the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its Subsidiaries, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s then outstanding Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares;

(c)       the Company consolidates, or merges with or into any person, or any person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of its Voting Stock or the Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person or any direct or indirect parent company of the surviving person immediately after giving effect to such transaction; or

(d)       the adoption of a plan relating to the Company’s liquidation or dissolution.

Notwithstanding paragraphs (a), (b) and (c) above, a transaction will not be considered to be a Change of Control if (a) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (b)(x) immediately following that transaction, the direct or indirect holders of the Voting Stock of the holding company are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (y) immediately following that transaction, no person is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event. Notwithstanding anything herein to the contrary, no Change of Control Triggering Event will be deemed to have occurred in connection with (i) any particular Change of Control unless and until such Change of Control has actually been consummated or (ii) any reduction in rating if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result of any event or circumstance comprised of or arising as a result of, or in respect of, a Change of Control (whether or not the Change of Control shall have occurred at the time of the reduction in rating).

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) and a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) or the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company in accordance with the definition of “Rating Agencies.”

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agencies” means (a) each of Moody’s and S&P; and (b) if any of Moody’s or S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act that is selected by the Company (as certified by a resolution of the Company’s board of directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“Rating Event” means, with respect to the Securities, the rating on the Securities is lowered below Investment Grade by each of the Rating Agencies then providing a rating for such Securities on any date beginning on the date of public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of such Securities is under publicly announced consideration for possible downgrade by any of the Rating Agencies, such extension to last with respect to each such Rating Agency until the date on which such Rating Agency considering such possible downgrade either (x) rates such Securities below Investment Grade or (y) publicly announces that it is no longer considering such Securities for possible downgrade).

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

“Voting Stock” means, with respect to any specified person as of any date, the Capital Stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture, which provisions apply to this Security. This Security is not subject to repayment at the Holder’s option.

No reference herein to the Indenture and no provision of this Security or the Indenture shall affect or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the respective due dates, place and rate, and in the Currency herein prescribed.

Default and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Denominations; Transfer and Exchange. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the records of the Registrar, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and the Securities, including this Security, shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused “CUSIP” numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby
sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address, including Zip Code, of Assignee)

the within Security of Gilead Sciences, Inc. and________________ hereby does irrevocably constitute and appoint

Attorney to transfer said Security on the books of the within-named Company with full power of substitution in the premises
Dated:

Signature

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:

NOTICE: Signature(s) must be guaranteed by an “eligible guarantor institution” that is a member or participant in a “signature guarantee program” (e.g., the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program and the New York Stock Exchange Medallion Program).

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT G

FORM OF 2050 FIXED RATE NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF THE DEPOSITARY WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE OR ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

GILEAD SCIENCES, INC.

No. ___	CUSIP NO. 375558 BT9
$______________

Interest. Gilead Sciences, Inc., a corporation duly incorporated and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of _____________ DOLLARS ($_________), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on October 1, 2050 and to pay interest thereon from September 30, 2020 or from the most recent 2050 Fixed Rate Notes Interest Payment Date to which interest has been paid or duly provided for, semi-annually on April 1 and October 1, in each year, commencing April 1, 2021 at the interest rate of 2.800% per annum, until the principal hereof is paid or made available for payment. The amount of interest payable for any semi-annual period will be computed on the basis of a 360-day year consisting of twelve 30-day months.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any 2050 Fixed Rate Notes Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Trustee maintained for that purpose in the continental United States, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

GILEAD SCIENCES, INC.
By:
Name:
Title:

[Global 2050 Fixed Rate Note]

[FORM OF CERTIFICATION OF AUTHENTICATION]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee
By:
Authorized Signatory

[FORM OF REVERSE OF 2050 FIXED RATE NOTE]

Indenture. This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 30, 2011 (as heretofore supplemented, herein called the “Base Indenture”, which term shall have the meaning assigned to it in such instrument), as supplemented by a Eighth Supplemental Indenture dated as of September 30, 2020 (herein called the “Eighth Supplemental Indenture”, and together with the Base Indenture, the “Indenture”), between the Company and Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,500,000,000. The Company may at any time issue additional securities under the Indenture in unlimited amounts having the same terms as the Securities.

Optional Redemption. The Securities of this series are subject to redemption at the Company’s option, at any time and from time to time, in whole or in part, prior to the Par Call Date, upon not less than 10 nor more than 60 days’ notice mailed or sent electronically to each Holder of Securities to be redeemed at his address as it appears in the records of the Registrar, on any date prior to their Stated Maturity at a Redemption Price equal to the greater of (i) 100% of the principal amount of such Securities to be redeemed, plus accrued and unpaid interest thereon to the Redemption Date or (ii) as determined by an Independent Investment Banker (as defined below), the sum of the present values of the Remaining Scheduled Payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 25 basis points, plus in each case accrued and unpaid interest thereon to the Redemption Date; provided that unless the Company defaults in payment of the Redemption Price, on or after the Redemption Date, interest will cease to accrue on the Securities or portions thereof called for redemption.

At any time on or after the Par Call Date, the Company may redeem the Securities of this series at the Company’s option, in whole or in part, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest on the Securities to be redeemed to, but excluding the Redemption Date.

For purposes of determining the optional redemption price, the following definitions are applicable:

“Comparable Treasury Issue” means the United States Treasury security or securities selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

“Comparable Treasury Price” means, with respect to any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than four Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so received (assuming for this purpose that the Securities mature on the Par Call Date).

“Independent Investment Banker” means the Reference Treasury Dealer appointed by the Company.

“Par Call Date” means, with respect to the 2050 Fixed Rate Notes, April 1, 2050.

“Reference Treasury Dealer” means Barclays Capital Inc. and Wells Fargo Securities, LLC, their successors and two other nationally recognized investment banking firms; provided, however, that, if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for the Securities (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Remaining Scheduled Payments” means the remaining scheduled payments of principal of, and interest on, the Notes called for redemption that would be due after the related redemption date but for that redemption (assuming such Notes matured on the applicable Par Call Date). If that redemption date is not an interest payment date with respect to the Notes called for redemption, the amount of the next succeeding scheduled interest payment on the Notes will be reduced by the amount of interest accrued to such redemption date.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The semi-annual equivalent yield to maturity of the Comparable Treasury Issue will be computed as of the third Business Day immediately preceding the Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

Change of Control. If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Securities as described in “Optional Redemption” above, the Company will be required to make an offer to repurchase all, or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof), of each Holder’s Securities pursuant to the offer described below (the “Change of Control Offer”) on the terms set forth herein. In the Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of Securities repurchased plus accrued and unpaid interest, if any, on the Securities repurchased, to the date of repurchase (the “Change of Control Payment”), subject to the rights of Holders of Securities on the relevant record date to receive interest due on the relevant Interest Payment Date.

Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company will be required to send, or cause the Trustee to send on the Company’s behalf and at the Company’s sole expense, by first class mail or in accordance with applicable depositary procedures, a notice to Holders of Securities describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Securities on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is sent (the “Change of Control Payment Date”), pursuant to the procedures required herein and described in such notice. The Company must comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Company will be required to comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.

On the Change of Control Payment Date, the Company will be required, to the extent lawful, to:

(a) accept for payment all Securities or portions of Securities properly tendered, and not validly withdrawn, pursuant to the Change of Control Offer;

(b) no later than 11:00 a.m. New York City time, deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities or portions of Securities properly tendered and not validly withdrawn; and

(c) deliver or cause to be delivered to the Trustee the Securities properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Securities or portions of Securities being purchased by the Company.

The Paying Agent will be required to send promptly to each Holder who properly tendered Securities the purchase price for such Securities and the Trustee will be required to authenticate and send (or cause to be transferred by book entry) promptly to each such Holder a new Security equal in principal amount to any unpurchased portion of the Securities surrendered, if any; provided that each new Security will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

Notwithstanding the foregoing, the Company will not be required to make a Change of Control Offer with respect to the Securities upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Company and the third party purchases all such Securities properly tendered and not validly withdrawn under its offer. Further, the Company will not be required to repurchase any Securities if there has occurred and is continuing on the Change of Control Payment Date an Event of Default.

If Holders of not less than 90% in aggregate principal amount of the outstanding Notes of any series validly tender and do not withdraw such notes in a Change of Control Offer and the Company, or any third party making such an offer in lieu of the Company as described above, purchases all of such notes validly tendered and not withdrawn by such Holders, the Company or such third party will have the right, upon not less than 30 days nor more than 60 days’ prior notice, provided that such notice is given not more than 30 days following such repurchase pursuant to the Change of Control Offer described above, to redeem all Notes of such series that remain outstanding following such purchase on a date specified in such notice (the “Second Change of Control Payment Date”) and at a price in cash equal to 101% of the aggregate principal amount of the notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the Second Change of Control Payment Date.

For purposes of the foregoing discussion of a repurchase at the option of Holders, the following definitions are applicable:

“Capital Stock” means the capital stock of every class whether now or hereafter authorized, regardless of whether such capital stock shall be limited to a fixed sum or percentage with respect to the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of such corporation.

“Change of Control” means the occurrence of any of the following:

(a)       the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Company’s assets and the assets of its Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its Subsidiaries;

(b)       the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its Subsidiaries, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s then outstanding Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares;

(c)       the Company consolidates, or merges with or into any person, or any person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of its Voting Stock or the Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person or any direct or indirect parent company of the surviving person immediately after giving effect to such transaction; or

(d)       the adoption of a plan relating to the Company’s liquidation or dissolution.

Notwithstanding paragraphs (a), (b) and (c) above, a transaction will not be considered to be a Change of Control if (a) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (b)(x) immediately following that transaction, the direct or indirect holders of the Voting Stock of the holding company are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (y) immediately following that transaction, no person is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event. Notwithstanding anything herein to the contrary, no Change of Control Triggering Event will be deemed to have occurred in connection with (i) any particular Change of Control unless and until such Change of Control has actually been consummated or (ii) any reduction in rating if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result of any event or circumstance comprised of or arising as a result of, or in respect of, a Change of Control (whether or not the Change of Control shall have occurred at the time of the reduction in rating).

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) and a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) or the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company in accordance with the definition of “Rating Agencies.”

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agencies” means (a) each of Moody’s and S&P; and (b) if any of Moody’s or S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act that is selected by the Company (as certified by a resolution of the Company’s board of directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“Rating Event” means, with respect to the Securities, the rating on the Securities is lowered below Investment Grade by each of the Rating Agencies then providing a rating for such Securities on any date beginning on the date of public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of such Securities is under publicly announced consideration for possible downgrade by any of the Rating Agencies, such extension to last with respect to each such Rating Agency until the date on which such Rating Agency considering such possible downgrade either (x) rates such Securities below Investment Grade or (y) publicly announces that it is no longer considering such Securities for possible downgrade).

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

“Voting Stock” means, with respect to any specified person as of any date, the Capital Stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture, which provisions apply to this Security. This Security is not subject to repayment at the Holder’s option.

No reference herein to the Indenture and no provision of this Security or the Indenture shall affect or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the respective due dates, place and rate, and in the Currency herein prescribed.

Default and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Denominations; Transfer and Exchange. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the records of the Registrar, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and the Securities, including this Security, shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused “CUSIP” numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby
sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address, including Zip Code, of Assignee)

the within Security of Gilead Sciences, Inc. and________________ hereby does irrevocably constitute and appoint

Attorney to transfer said Security on the books of the within-named Company with full power of substitution in the premises
Dated:

Signature

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:

NOTICE: Signature(s) must be guaranteed by an “eligible guarantor institution” that is a member or participant in a “signature guarantee program” (e.g., the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program and the New York Stock Exchange Medallion Program).

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee

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